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                                                                   EXHIBIT 10.20

                              AMENDED AND RESTATED
                          CREDIT AND SECURITY AGREEMENT

THIS AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this "Agreement") is dated as of February 3, 2005, among MARINEMAX, INC., a Delaware corporation (the "Company"), MARINEMAX OF SOUTHEAST FLORIDA, LLC, a Delaware limited liability company, MARINEMAX OF MINNESOTA, INC., a Minnesota corporation, MARINEMAX OF SOUTHWEST FLORIDA, LLC, a Delaware limited liability company, MARINEMAX OF CENTRAL FLORIDA, LLC, a Delaware limited liability company, MARINEMAX OF SARASOTA, LLC, a Delaware limited liability company, MARINEMAX OF CALIFORNIA, INC., a California corporation, MARINEMAX OF ARIZONA, INC., AN ARIZONA CORPORATION, MARINEMAX MIDATLANTIC, LP, a Delaware limited partnership, MARINEMAX MOTOR YACHTS, LLC, a Delaware limited liability company, MARINEMAX OF LAS VEGAS, INC., a Delaware corporation, MARINEMAX OF NORTH CAROLINA, INC., a North Carolina corporation, MARINEMAX OF OHIO, INC., a Delaware corporation, MARINEMAX OF UTAH, INC., a Delaware corporation, MARINEMAX TX, L.P., a Texas limited partnership, MARINEMAX OF GEORGIA, INC., a Georgia corporation, BASSETT BOAT COMPANY, a Florida corporation, BASSETT REALTY, L.L.C., a Delaware limited liability company, C & N MARINE REALTY, L.L.C., a Delaware limited liability company, GULFWIND SOUTH REALTY, L.L.C., a Delaware limited liability company, HARRISON'S REALTY, L.L.C., a Delaware limited liability company, HARRISON'S REALTY CALIFORNIA, L.L.C., a Delaware limited liability company, MARINA DRIVE REALTY I, L.L.C., a Delaware limited liability company, MARINA DRIVE REALTY II, L.L.C., a Delaware limited liability company, WALKER MARINA REALTY, L.L.C., a Delaware limited liability company, DUMAS GP, L.L.C., a Delaware limited liability company, MARINEMAX NEW JERSEY GP, INC., a Delaware corporation, MARINEMAX NJ PARTNERS, INC., a Delaware corporation, MARINEMAX OF NEW JERSEY HOLDINGS, INC., a Delaware corporation, MMX GP, LLC, a Delaware limited liability company, MMX HOLDINGS, LLC, a Delaware limited liability company, MMX INTERESTS, LLC, a Delaware limited liability company, MMX MEMBER, INC., a Delaware corporation, MMX PARTNERS, INC., a Delaware corporation, MMX VENTURES, LP, a Delaware limited partnership, 11502 DUMAS, INC., a Nevada corporation, DUMAS GP, INC., a Nevada corporation, NEWCOAST FINANCIAL SERVICES, INC., a Delaware corporation, MARINEMAX SERVICES, INC., a Delaware corporation, MARINEMAX U.S.A., INC., a Nevada corporation, DELAWARE AVLEASE, LLC, a Delaware limited liability company, MARINEMAX OF COLORADO, INC., a Delaware corporation, MARINEMAX INTERNATIONAL, LLC, a Delaware limited liability company, and BOATING GEAR CENTER, INC., a Delaware corporation (each of the Company and each of such Persons other than the Company, singularly, a "Borrower," and the Company and all of such Persons other than the Company, collectively, the "Borrowers"), KEYBANK NATIONAL ASSOCIATION, a national banking association, both individually (in such capacity, "KeyBank") and as administrative agent (in such capacity, the "Administrative Agent") for the Lenders (as hereinafter defined), BANK OF AMERICA, N.A., a national banking association and successor by merger to Banc of America Specialty Finance, Inc., individually (in such capacity, "BOA"), as collateral agent (in such capacity, the "Collateral Agent") and as documentation agent (in such capacity, the "Documentation Agent") and the

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various other financial institutions as are or may become parties hereto, including, as of the date hereof, GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, a Delaware corporation ("GE Commercial") and NATIONAL CITY BANK, a national banking association ("National City") (KeyBank, BOA, GE Commercial, National City, and such other financial institutions, collectively, the "Lenders").

                              W I T N E S S E T H:

      WHEREAS, pursuant to the Credit and Security Agreement dated as of December 18, 2001, the Lenders or certain predecessor Lenders established for the benefit of the Company and its affiliates a revolving credit facility of up to $220,000,000; and

      WHEREAS, pursuant to Amendment No. 1 to Credit and Security Agreement dated as of December 10, 2002 and Amendment No. 2 to Credit and Security Agreement dated as of January 30, 2004, the term of the revolving credit facility was extended, the amount of the revolving credit facility was increased to $260,000,000, certain Borrowers and Lenders were added or substituted, and certain other changes were made to the original Credit and Security Agreement; and

      WHEREAS, Borrowers now have requested a revolving credit facility up to $340,000,000 from Lenders, and Lenders have agreed to provide such revolving credit facility on the terms set forth in this Agreement, which amends and restates the original Credit and Security Agreement as heretofore amended (the "Original Agreement"), and the terms of this Agreement shall supersede in all respects the terms of the Original Agreement as heretofore amended;

      NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      1.01. DEFINITIONS. As used in this Agreement, the following capitalized terms have the respective meanings indicated below (such meanings to be applicable equally to both the singular and plural forms of such terms):

      "Accounts" shall mean all accounts, accounts receivable, receivables, amounts due or to become due under contracts (whether earned or to be earned by further performance), all rights to the payment for goods or services sold or leased, all Contracts in Transit, all rights to the payment or receipt of money or other form of consideration of any kind, including all amounts payable by, and rights and claims against, any manufacturer or vendor of Inventory, such as volume purchase discounts, advertising rebates, price protection, warranty work, incentives and credits, "accounts" as that term is defined in the Uniform Commercial Code, guarantees, and the rights to receive payment thereunder, tax refunds, insurance proceeds, contract rights, notes, drafts, chattel paper, instruments, documents, bills, acceptances, choses in action, and all other

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debts, obligations, and liabilities in whatever form now or hereafter owing to any of the Borrowers, now existing or hereafter acquired or arising, or in which any Borrower has or hereafter acquires any rights, and all cash and non-cash proceeds of the foregoing (including all returned and repossessed goods and rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation), together with all customer lists, books and records, ledger and account cards, computer tapes, disks, printouts and records, whether now existing or hereafter created, relating to Accounts.

      "Account Debtor" shall mean the Person obligated to pay an account, instrument, document, chattel paper, general intangible, or similar obligation, whether defined hereunder as an Account, a General Intangible, or otherwise.

      "Acquisitions" shall mean any activity by which through purchases, mergers, or acquisitions, the Borrowers shall expand their business.

      "Advance" shall mean an advance made by Lenders to Borrowers pursuant to
Section 2.01 hereof.

      "Advance Request" shall mean the Borrowers' request for an Advance under this Agreement, which shall be in the form of Exhibit A to this Agreement and shall have the legal effect set forth in Section 3.02 of this Agreement.

      "Affiliate" shall mean a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with another Person.

      "Agent" shall mean, without distinction, any one of the Administrative Agent, the Collateral Agent, or the Documentation Agent, and "Agents" shall mean all or more than one of them.

      "Approved Manufacturer" shall mean a manufacturer or vendor whose products are eligible for inclusion as Eligible New Inventory or Eligible Parts Inventory in the Borrowing Base. All of the manufacturers and vendors from which the Borrowers purchase Inventory and parts as of the date hereof and all manufacturers and vendors hereafter added by the Borrowers shall be Approved Manufacturers until such time as any such existing or new manufacturer or vendor shall be disapproved for reasonable cause by written notice from the Required Lenders.

      "Approved Vendor" shall mean a particular manufacturer or distributor supplying branded marine-related Inventory to the Borrowers that is being financed with an Approved Vendor Financing.

      "Approved Vendor Financing" shall mean a floorplan funding arrangement for the Borrowers separate and apart from this Agreement:

            (a) consisting of a funding arrangement used by the Borrowers solely to finance the acquisition of branded marine-related Inventory that the Borrowers purchase from a particular Approved Vendor;

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            (b)   provided or arranged by the Approved Vendor or a commercial lender (including any Lender) either on an unsecured basis or secured solely by a purchase money security interest in the Inventory purchased from the Approved Vendor and financed under such funding arrangement;

            (c)   in an aggregate principal amount not to exceed the least of
(1) the cost (including freight) of the Inventory purchased from such Approved Vendor, (2) the fair market value of the Inventory purchased from such Approved Vendor, or (3) twenty million dollars ($20,000,000) at any time outstanding with respect to all Approved Vendor Financings; and

            (d) approved in advance by the Required Lenders in their reasonable discretion as to both (1) the identity of the Approved Vendor, and
(2) the terms of the funding arrangement.

      "Availability Reserve" shall mean, as of any date of determination, a reserve in such amount as all of the Lenders may from time to time establish and revise in good faith upon five (5) Business Days' prior written notice to the Borrowers for the purpose of restricting availability under the Commitment by reducing the effective rate of Advances against the Borrowing Base for one or more asset categories or Borrowers, as the case may be, pursuant to (a) negative unreconciled exceptions resulting from the most recent Field Audits or Collateral inspections not resolved to the Lenders' reasonable satisfaction, or
(b) other information obtained by the Lenders that materially and adversely affects the value or marketability of the Collateral. Without limiting the generality of the foregoing, all of Lenders may, but shall not be required to,
(1) establish or revise any such reserve while the Borrowers are in an Event of Default or material Default (but the establishment or revision of any such reserve shall not be deemed a waiver by the Lenders of their other rights under this Agreement and the Loan Documents in respect of such Event of Default or material Default), or (2) establish or revise any such reserve in good faith in accordance with the preceding sentence in the absence of an Event of Default or material Default.

      "Borrowers" shall mean the Company and the other Borrowers described in the introduction to this Agreement, together with such other Persons as may become Subsidiaries of the Company through Acquisitions or through the formation of new Subsidiaries by the Borrowers.

      "Borrowing Base" shall mean the greatest amount that may be borrowed or retained by the Borrowers in respect of the Commitment, which at any date of calculation, shall be determined by applying the then applicable Availability Reserve, if any, to the sum of the following determined on a consolidated basis for all of the Borrowers (other than the Real Estate Subsidiaries):

            (a) the sum of (1) one hundred percent (100%) of the original invoice price (including freight charges, but excluding, to the extent that the same are included in the Borrowing Base as Accounts, any earned volume purchase rebates, earned advertising rebates, verifiable price protection, and earned incentives, credits, or similar items) of Eligible New Inventory that is aged not more than three hundred sixty-five (365) days from date of delivery to

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the Borrowers, and (2) ninety percent (90%) of the original invoice price
(including freight charges, but excluding, to the extent that the same are included in the Borrowing Base as Accounts, any earned volume purchase rebates, earned advertising rebates, verifiable price protection, and earned incentives, credits, or similar items) of Eligible New Inventory that is aged more than three hundred sixty-five (365) days, but not more than seven hundred thirty
(730) days, from date of delivery to the Borrowers; provided, however, that (A) the amount includable in the Borrowing Base on account of Loose Outboard Motors in the Eligible New Inventory shall never exceed one million, five hundred thousand dollars ($1,500,000), it being agreed that all Loose Outboard Motors over such amount shall be included in the Borrowing Base only as Eligible Parts Inventory; (B) the amount includable in the Borrowing Base on account of both the Eligible New Inventory of Hatteras Yachts and the Eligible Used Inventory of Hatteras Yachts shall not exceed in the aggregate seventy million dollars ($70,000,000); (C) the amount includable in the Borrowing Base on account of both the Eligible New Inventory of Ferretti Yachts and the Eligible Used Inventory of Ferretti Yachts shall not exceed in the aggregate seventy million dollars ($70,000,000); (D) the amount includable in the Borrowing Base on account of (i) the Eligible New Inventory of Hatteras Yachts and Ferretti Yachts and (ii) the Eligible Used Inventory of Hatteras Yachts and Ferretti Yachts shall not exceed in the aggregate one hundred million dollars ($100,000,000); and (E) if at the end of any of Borrowers' first through third fiscal quarters or the end of any of Borrowers' fiscal years, the Tangible Net Worth of the Borrowers, based on the financial information reported in the Borrowers' Form 10-Q for the Borrowers' first through third fiscal quarters, and the Borrowers' Form 10-K for the Borrowers' fiscal year, as applicable, filed with the Securities and Exchange Commission for such fiscal quarter or fiscal year, as applicable, shall have been less than eighty-five million dollars ($85,000,000), during the immediately succeeding calendar quarter (i) the amount included in the Borrowing Base for Eligible New Inventory of Hatteras Yachts and Ferretti Yachts that is aged not more than three hundred sixty-five (365) days from date of delivery to the Borrowers shall be ninety percent (90%) of the original invoice price (including freight charges, but excluding, to the extent that the same are included in the Borrowing Base as Accounts, any earned volume purchase rebates, earned advertising rebates, verifiable price protection, and earned incentives, credits, or similar items) of such Eligible New Inventory, (ii) the amount included in the Borrowing Base for Eligible New Inventory of Hatteras Yachts and Ferretti Yachts that is aged more than three hundred sixty-five (365) days, but not more than seven hundred thirty (730) days, from date of delivery to the Borrowers shall be eighty percent (80%) of the original invoice price (including freight charges, but excluding, to the extent that the same are included in the Borrowing Base as Accounts, any earned volume purchase rebates, earned advertising rebates, verifiable price protection, and earned incentives, credits, or similar items) of such Eligible New Inventory, and (iii) the amount includable in the Borrowing Base on account of the Eligible New Inventory and Eligible Used Inventory of Hatteras Yachts and Ferretti Yachts shall not exceed in the aggregate ninety million dollars ($90,000,000); provided, however, that the reductions described in this clause (E) shall terminate and shall not apply with respect to any subsequent calendar quarter immediately following any of Borrowers' first through third fiscal quarters or any of Borrowers' fiscal year ends with respect to which the Tangible Net Worth of the Borrowers, based on the financial information reported in the Borrowers' Form 10-Q for the Borrowers' first through third fiscal quarters, and the Borrowers' Form 10-K for the Borrowers' fiscal year, as applicable, filed with the Securities and Exchange Commission for such fiscal

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quarter or fiscal year, as applicable, shall have equaled or exceeded eighty-five million dollars ($85,000,000);

            (b) the sum of (1) eighty percent (80%) of NADA Wholesale Value of Eligible Used Inventory that has been held by the Borrowers for not more than one hundred eighty (180) days from the date of receipt, plus (2) seventy-two percent (72%) of the NADA Wholesale Value of Eligible Used Inventory that has been held by the Borrowers for more than one hundred eighty (180) days from the date of receipt, but not more than three hundred sixty-five (365) days; provided, however, that (A) the amount includable in the Borrowing Base on account of Eligible Used Inventory shall never exceed twenty-five percent (25%) of the aggregate funded amount of the outstanding Advances; (B) the amount includable in the Borrowing Base on account of both the Eligible New Inventory of Hatteras Yachts and the Eligible Used Inventory of Hatteras Yachts shall not exceed in the aggregate seventy million dollars ($70,000,000); (C) the amount includable in the Borrowing Base on account of both the Eligible New Inventory of Ferretti Yachts and the Eligible Used Inventory of Ferretti Yachts shall not exceed in the aggregate seventy million dollars ($70,000,000); (D) the amount includable in the Borrowing Base on account of (i) the Eligible New Inventory of Hatteras Yachts and Ferretti Yachts and (ii) the Eligible Used Inventory of Hatteras Yachts and Ferretti Yachts shall not exceed in the aggregate one hundred million dollars ($100,000,000); provided, however, that if at the end of any of Borrowers' first through third fiscal quarters or the end of any of Borrowers' fiscal years, the Tangible Net Worth of the Borrowers, based on the financial information reported in the Borrowers' Form 10-Q for the Borrowers' first through third fiscal quarters, and the Borrowers' Form 10-K for the Borrowers' fiscal year, as applicable, filed with the Securities and Exchange Commission for such fiscal quarter or fiscal year, as applicable, shall have been less than eighty-five million dollars ($85,000,000), during the immediately succeeding calendar quarter the amount includable in the Borrowing Base on account of the Eligible New Inventory and Eligible Used Inventory of Hatteras Yachts and Ferretti Yachts shall not exceed in the aggregate ninety million dollars ($90,000,000);

            (c) eighty percent (80%) of the net book value of Eligible Accounts; provided, however, that the amount includable in the Borrowing Base on account of Eligible Accounts shall never exceed twenty million dollars ($20,000,000); and

            (d) the lesser of (1) eight million dollars ($8,000,000), or (2) sixty percent (60%) of the cost (excluding freight charges) of Eligible Parts Inventory net of any reserve required by GAAP for damaged, obsolete, or slow-moving items in such inventory.

No Property of the Borrowers shall be included in the Borrowing Base if (1) the Collateral Agent, for the benefit of the Lenders, does not have a first priority security interest under the Uniform Commercial Code, to the extent applicable, subject only to Permitted Liens, in such Property, (2) any other Person has a Preferred Ship's Mortgage on a Documented Vessel included in the Borrowing Base that has not been extinguished by payment in full and delivery of a written satisfaction of such Preferred Ship's Mortgage, irrespective of whether such satisfaction has been filed with the Coast Guard or whether such Preferred Ship's Mortgage is a Permitted Lien, or (3) any other Person has a perfected purchase money security interest in such Property, irrespective of whether such purchase money security interest is a Permitted Lien.

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      "Borrowing Base Certificate" shall mean a certificate in the form of
Exhibit B hereto (as the form may be modified with the consent of the Required Lenders from time to time), in form and detail satisfactory to the Required Lenders setting forth the calculation of the Borrowing Base as of the date of such certificate.

      "Business Day" shall mean a day on which banks in Cleveland, Ohio are open for business.

      "Capital Lease" shall mean any capital lease or sublease, as defined in accordance with GAAP.

      "Change of Control" shall mean (a) that any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) (other than the current and former directors and employees of the Company), (1) shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than thirty percent (30%) of the outstanding common stock of the Company, or (2) shall obtain the power (whether or not exercised) to elect a majority of the Company's directors; (b) the board of directors of the Company shall cease to consist of a majority of Continuing Directors; or (c) any "change of control" or similar term as defined in any agreement governing any other Debt of the Borrowers.

      "Chattel Paper" shall mean a record or records (including, in the case of Electronic Chattel Paper, record or records consisting of information stored in an electronic medium) that evidence both a monetary obligation and a security interest in specific goods, a security interest in specific goods and software used in the goods, a security interest in specific goods and license of software used in the goods, a lease of specific goods, or a lease of specific goods and license of software used in the goods. In this definition, "monetary obligation" shall mean a monetary obligation secured by the goods or owed under a lease of the goods and includes a monetary obligation with respect to software used in the goods. If a transaction is evidenced by records that include an instrument or series of instruments, the group of records taken together constitutes Chattel Paper.

      "Collateral" shall have the meaning set forth in Section 4.01 hereof.

      "Commitment" shall mean the several commitments of the Lenders to establish for the Borrowers a revolving credit facility and to advance to the Borrowers the aggregate sum of up to the Commitment Amount on the terms set forth in this Agreement.

      "Commitment Amount" shall mean three hundred forty million dollars ($340,000,000), the maximum aggregate amount of the Commitment; provided, however, that if the Borrowers exercise their right to reduce the Commitment in part pursuant to Section 2.04 of this Agreement, then after the effective date of such partial reduction the Commitment Amount shall be the original Commitment Amount less all portions of the Commitment theretofore cancelled by the Borrowers.

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      "Commitment Reduction Fee" shall mean the fee payable to the Lenders upon any reduction or termination of the Commitment that becomes effective prior to the first anniversary of the date of this Agreement, as determined in Section
2.09 hereof.

      "Company" shall mean MarineMax, Inc., a Delaware corporation.

      "Compliance Certificate" shall mean a certificate of an officer of Company acceptable to the Required Lenders, and in form and substance satisfactory to the Required Lenders, (a) certifying that such officer has no knowledge that a material Default or Event of Default has occurred and is continuing, or if a material Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action being taken or proposed to be taken with respect thereto, (b) setting forth detailed calculations with respect to the covenants described in Section 6.01(a), (b), and (c) hereof, and (c) to the extent that the same is not reflected in the calculations provided under clause
(b), setting forth detailed calculations with respect to the Tangible Net Worth of the Borrowers.

      "Contingent Liability" shall mean, as to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Debt or obligation of another in any manner, whether directly or indirectly, including without limitation any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or any security for the payment of thereof, (b) to purchase Property or services for the purpose of assuring the owner of such Debt of its payment, or (c) to maintain the solvency, working capital, equity, cash flow, fixed charge or other coverage ratio, or any other financial condition of the primary obligor so as to enable the primary obligor to pay any Debt or to comply with any agreement relating to any Debt or obligation.

      "Continuing Directors" shall mean the directors of the Company on the date of this Agreement, and each other director whose nomination for election to the board of directors of the Company was recommended by at least fifty-one percent (51%) of the then Continuing Directors.

      "Contract in Transit" shall mean, at any date of calculation, an Account of the Borrowers as to which a Retail Funding Source is the Account Debtor and that shall have arisen from:

            (a) the Borrowers' sale or sale and delivery of a Unit of Eligible New Inventory or a Unit of Used Inventory to a customer in exchange for Retail Paper; and

            (b) the Borrowers' legally binding but unconsummated agreement with a Retail Funding Source to sell such Retail Paper to the Retail Funding Source, so that the Borrowers will receive the purchase price to be paid by the Retail Funding Source when it closes on the purchase of the Retail Paper from the Borrowers.

      "Current Ratio" shall mean the ratio, calculated for the Borrowers on a consolidated basis and in accordance with GAAP, of (a) cash plus liquid investments plus Contracts in Transit plus Accounts plus Inventory plus prepaid expenses to (b) current liabilities determined in accordance

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with GAAP less balloon payments due on real estate loans which the Required
Lenders in their reasonable discretion expect to be refinanced.

      "Customer Leases" shall mean all written and oral leases (including but not limited to leases of boat slips and boat storage spaces) and rental agreements (including extensions, renewals and subleases).

      "Debt" shall mean all obligations, contingent or otherwise, which in accordance with GAAP should be classified on the balance sheet as liabilities, and in any event including Capital Leases, Contingent Liabilities that are required to be disclosed and quantified in notes to financial statements in accordance with GAAP, and liabilities secured by any Lien on any Property, regardless of whether such secured liability is with or without recourse.

      "Default" shall mean any event specified in Section 7.01 hereof, for which any requirement for the giving of notice or lapse of time has not yet been satisfied.

      "Default Rate" shall mean the rate of interest applicable during the continuance of an Event of Default, which shall be a per annum rate equal to Prime Rate plus three hundred (300) basis points (i.e. 3%), due and payable on demand.

      "Deposit Account" shall mean a demand, time savings, passbook, or similar account maintained with a Lender. The term does not include Investment Property or Account evidenced by an Instrument.

      "Document" shall mean a document of title or a receipt of the type described in Section 7-201(2) of the Uniform Commercial Code.

      "Documentation of Vessels Act" shall mean the federal Documentation of Vessels Act, 46 U.S.C Sections 12101 et seq.

      "Documented Vessel" shall mean any vessel included in Borrowers' Inventory that has been documented with the Coast Guard in the manner contemplated by the Documentation of Vessels Act.

      "Electronic Chattel Paper" shall mean a type of Chattel Paper evidenced by a record or records consisting of information stored in an electronic medium.

      "Eligible Account" shall mean an Account of a Borrower that:

            (a) constitutes amounts payable by a vendor or manufacturer of Inventory for returns, earned volume purchase discounts, earned advertising rebates, verifiable price protection, warranty work, earned incentives, credits or similar items, constitutes a Contract in Transit or other sum due from a Retail Funding Source, or is any other Account approved by the Required Lenders from time to time;

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            (b)   is subject to a perfected, first priority Lien in favor of
Collateral Agent for the benefit of the Lenders, free from any other Lien;

            (c) is not restricted by its terms so that it can not be assigned or transferred by a Borrower or can be assigned or transferred only with the consent of the Account Debtor or another Person and such consent has not been obtained;

            (d) has not remained unpaid more than (1) ninety (90) days past its invoice date with respect to any Account due from a manufacturer, or (2) thirty (30) days past the date of submission to the Retail Funding Source with respect to any Contract in Transit or other Account for which a Retail Funding Source is the Account Debtor;

            (e) when aggregated with all other Accounts payable by such Account Debtor, does not exceed five percent (5%) of total Accounts, unless the Required Lenders have specifically approved the concentration level for such Account Debtor; provided, however, that until otherwise disapproved in good faith by the Required Lenders, Brunswick Corporation and its Subsidiaries and any Retail Funding Source may exceed the five percent (5%) threshold;

            (f) is not owing by an Account Debtor located or otherwise resident outside the United States;

            (g) is not payable by an Account Debtor who has suspended business, has made an assignment for the benefit of creditors, is insolvent, or is the subject of a voluntary or involuntary proceeding under any bankruptcy Law or other Law for the relief of debtors;

            (h) is not subject to any material condition, contingency, allowance, defense, dispute, or any offset or counterclaim;

            (i) otherwise constitutes collateral reasonably acceptable to the Required Lenders for borrowing purposes; and

            (j) is not classified as a discrepancy as a result of the audit activities performed by the Collateral Agent from time to time as specified in this Agreement.

      "Eligible New Inventory" shall mean Inventory of the Borrowers that (a) is subject to a perfected, first priority Lien in favor of Collateral Agent for the benefit of the Lenders, free from any Lien other than Permitted Liens, (b) is located at any Borrowers' facilities or is otherwise under the control of a Borrower, (c) consists of complete Units of New Inventory purchased from Approved Manufacturers, (d) does not constitute Used Inventory or Eligible Parts Inventory, (e) is not subject to a Contract in Transit, and (f) otherwise constitutes collateral reasonably acceptable to the Required Lenders for borrowing purposes.

      "Eligible Parts Inventory" shall mean Inventory of the Borrowers that (a) consists of parts and accessories for boats, motors (including Loose Outboard Motors not included in the Borrowing Base as Eligible New Inventory), and trailers purchased from Approved Manufacturers, (b) is subject to a perfected, first priority Lien in favor of the Collateral Agent for

                                                                Credit Agreement
the benefit of the Lenders, free from any Lien other than Permitted Liens, (c) is located at any of the Borrowers' facilities, (d) does not constitute Eligible New Inventory or Used Inventory, and (e) otherwise constitutes collateral reasonably acceptable to the Required Lenders for borrowing purposes.

      "Eligible Used Inventory" shall mean Used Inventory of the Borrowers that
(a) consists of complete Units of Used Inventory, (b) is subject to a perfected, first priority Lien in favor of the Collateral Agent for the benefit of the Lenders, free from any Lien other than Permitted Liens, (c) is located at the Borrowers' facilities or is otherwise under the control of a Borrower, (d) does not constitute Eligible New Inventory or Eligible Parts Inventory, (e) is not subject to a Contract in Transit, and (f) otherwise constitutes collateral reasonably acceptable to the Required Lenders for borrowing purposes.

      "Environmental Law" shall mean any Law or other authorization or requirement of any Governmental Body relating to actual or threatened emissions, discharges or releases of pollutants, contaminants, or hazardous or toxic materials, or otherwise relating to pollution or the protection of the environment.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rulings and regulations issued thereunder, as from time to time in effect.

      "Equipment" shall mean all goods of any Borrower other than Inventory, including, without limitation, all equipment, machinery, furniture, furnishings, fixtures, and motor vehicles, whether now owned or hereafter acquired, or in which a Borrower has or hereafter acquires any rights, wherever located, including without limitation supplies customarily classified as equipment, trade fixtures, and all other tangible personal property utilized in the conduct of a Borrower's business (regardless of whether the same is subject to Article 9 of the Uniform Commercial Code or whether the same constitutes a "fixture"), parts, supplies, apparatus, appliances, tools, patterns, molds, dies, blueprints, fittings, and accessories related thereto, all replacements or substitutions therefor, and improvements, accessories, and appurtenances thereto, and all cash and non-cash proceeds of the foregoing (including insurance proceeds).

      "Event of Default" shall mean any of the events specified in Section 7.01 of this Agreement, provided any requirement for the giving of notice or lapse of time has been satisfied.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor statute.

      "Excluded Property" shall have the meaning set forth in Section 4.02.

      "Ferretti Yachts" shall mean boats, vessels, and yachts manufactured by Ferretti Group, including, without limitation, the Ferretti, Pershing, Riva, Custom Line, Apreamare, Bertram, Mochi Craft and CRN product lines.

                                                                Credit Agreement

      "Field Audit" shall mean a limited scope field audit of the accounting records of the Borrowers to be performed by the Collateral Agent in accordance with the parameters outlined in Exhibit C and Section 8.01(b)(4) of this Agreement.

      "Fixed Charges Coverage Ratio" shall mean, for any period, the ratio, calculated for Borrowers on a consolidated basis and in accordance with GAAP for such period, of (a) after-tax net income plus interest expense, depreciation, amortization, and rent (including operating lease expense) less Maintenance Capital Expenditures and dividends on common stock, to (b) net interest expense plus principal amounts paid or scheduled to be paid on Total Funded Debt (excluding principal payments on revolving loans owing hereunder and balloon payments due on real estate loans which the Required Lenders in their reasonable discretion expect to be refinanced), rent (including operating lease expense), treasury stock acquisitions, and current maturities of Capital Leases.

      "Funded Debt Ratio" shall mean, at any date of calculation, the ratio of Total Funded Debt to Tangible Net Worth, as determined in accordance with GAAP.

      "GAAP" shall mean generally accepted accounting principles applied on a consistent basis.

      "General Intangibles" shall mean all "general intangibles" including payment intangibles as that term is defined in the Uniform Commercial Code, regardless of whether also included in other types of Collateral or constituting proceeds of other Collateral, whether now owned or hereafter acquired or arising, or in which any Borrower now has or hereafter acquires any rights, including without limitation all causes of action, corporate or business records, goodwill, Intellectual Property Collateral, permits, customer and subscriber lists, computer programs, partnership interests (except in Subsidiaries), claims under guaranties, tax refund claims, rights and claims against carriers and shippers, personal property leases, claims under insurance policies, rights to indemnification, and all other intangible personal property of every kind and nature other than Accounts.

      "Governmental Body" shall mean any governmental official, or state, commonwealth, federal, foreign, territorial, or other court or governmental body, including any subdivision, agency, department, commission, board, bureau or instrumentality.

      "Hatteras Yachts" shall mean boats, vessels, and yachts manufactured by Hatteras Yachts.

      "Hazardous Materials" shall mean any substances or materials subject to any Environmental Law, including without limitation materials listed in 49 C.F.R. Section 172.101, hazardous waste as defined in the Clean Water Act, 33 U.S.C. Sections 1251 et seq., the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Sections 9601 et seq., the Resource Conservation Recovery Act, 42 U.S.C. Sections 6901 et seq. or the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq., explosive or radioactive materials, hazardous or toxic wastes or substances, petroleum or petroleum distillates, asbestos or material containing asbestos, or any other materials or substances designated as hazardous or toxic under any federal, state or local Law.

                                                                Credit Agreement

      "Improvements" shall mean: (a) all buildings, structures, improvements, parking areas, landscaping, moorings, pilings, bulkheads, piers, docks, ramps, non-moveable marina equipment, fixtures (including trade fixtures) and articles of Property now or hereafter attached to or used or adapted for use in the operation of the Premises, including, without limitation: (1) all heating, air conditioning, and incinerating apparatus and equipment; and (2) all boilers, engines, motors, dynamos, generating equipment, piping and plumbing fixtures, racks, lifts, hoists, water heaters, ranges, cooking apparatus and mechanical kitchen equipment, refrigerators, freezers, cooling, ventilating, sprinkling and vacuum cleaning systems, fire extinguishing apparatus, gas and electric fixtures, carpeting, floor coverings, underpadding, elevators, escalators, partitions, mantels, built-in mirrors, window shades, blinds, draperies, screens, storm sash, awnings, signs; and (b) all interest of any owner of the Premises in any of such items hereafter at any time acquired under conditional sale contract, chattel mortgage or other title retaining or security instrument.

      "Indemnified Costs" shall have the meaning set forth in Section 8.05 of this Agreement.

      "Inspection Increase Event" shall mean the event that shall have occurred if, as reflected on each of the relevant monthly Borrowing Base Certificates submitted during any period of three consecutive calendar months, the unpaid principal balance of Advances under this Agreement plus accrued but unpaid interest thereon shall equal or exceed eighty percent (80%) of the portion of the Borrowing Base consisting of Eligible New Inventory and Eligible Used Inventory, as reflected on such Borrowing Base Certificates.

      "Inspection Reinstatement Event" shall mean the event that shall have occurred if at any time after the occurrence of an Inspection Increase Event (a) as reflected on each of the relevant monthly Borrowing Base Certificates submitted during any period of three consecutive calendar months, the unpaid principal balance of Advances under this Agreement plus accrued but unpaid interest thereon shall be less than eighty percent (80%) of the portion of the Borrowing Base consisting of Eligible New Inventory and Eligible Used Inventory, as reflected on such Borrowing Based Certificates, and (b) the Required Lenders, in their discretion, shall have agreed in writing to cancel a corresponding Inspection Increase Event.

      "Instrument" shall mean a negotiable instrument or any other writing that evidences a right to the payment of a monetary obligation, is not itself a security agreement or lease, and is of a type that in ordinary course of business is transferred by delivery with any necessary endorsement or assignment.

      "Intellectual Property Collateral" shall mean inventions, designs, patents, patent applications, copyrights, copyright applications, trademarks, service marks, trade names, trademark and service mark registrations and applications, and including all income royalties, damages, and payments with respect thereto (including without limitation damages for past or future infringements thereof and the right to sue or otherwise recover for any present or future infringements thereof, together in each case with the goodwill of the business connected with and symbolized by such trademark or service mark), but only to the extent that a security interest may

                                                                Credit Agreement
be perfected in any of the foregoing by filing a financing statement under the Uniform Commercial Code.

      "Interest Payment Date" shall mean the fifteenth (15th) day of each calendar month, commencing February 15, 2005.

      "Inventory" shall mean any and all boats, vessels, motors, trailers, and other goods held for sale or lease or furnished under contract for service, or being processed for sale or lease or furnished under contract for service in any Borrower's business and all "inventory" as that term is defined in the Uniform Commercial Code, whether now owned or hereafter acquired, or in which any Borrower has or hereafter acquires any rights; wherever located, and whether or not in a Borrower's possession or held by others for a Borrower's account, including without limitation parts, products, wares, materials, piece goods, raw materials, work in process, finished merchandise, and supplies, goods, incidentals, office supplies, packaging materials, and items of every nature and description which might be used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, or furnishing of finished goods, or otherwise used or consumed in any Borrower's business, all finished goods and other tangible personal property now owned or hereafter acquired (including acquisitions by return, repossession, or otherwise) and held for sale or lease or furnished under contracts for service or used or consumed in any Borrower's business, supplies customarily classified as inventory, all returned or repossessed goods, all products of and accessions to Inventory and all documents (including Documents) covering Inventory, and all cash and non-cash proceeds of the foregoing (including insurance proceeds).

      "Investment" shall mean any advance or capital contribution to or other investment in any Person other than Borrowers (except Acquisitions and advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business).

      "Investment Property" shall mean a security, whether certificated or uncertificated, security entitlement, securities account, commodity contract, or commodity account.

      "Law" shall mean any law, regulation, order or decree of any Governmental Body.

      "Lenders" shall mean (a) KeyBank, BOA, GE Commercial and National City,
(b) any Affiliate or Affiliates to which any of the institutions named in (a) above shall assign its interests under this Agreement in the manner permitted by
Section 9.04, (c) any additional lenders hereafter admitted in accordance with
Section 9.05 of this Agreement, and (d) any replacement lenders hereafter admitted in accordance with Section 9.06 of this Agreement.

      ""Leverage Ratio" shall mean, at any date of calculation, the ratio of total Debt to Tangible Net Worth, as determined in accordance with GAAP.

      "LIBOR" shall mean the one month London Interbank Offered Rate published in the Eastern Edition of The Wall Street Journal on the last Business Day of each calendar month; provided, however, that if in any calendar month the Eastern Edition of The Wall Street Journal shall not be published on the last Business Day, then for such calendar month "LIBOR" shall be

                                                                Credit Agreement
the rate per annum appearing on Telerate Page 3750 (or any successor page) as the London Interbank Offered Rate for deposits in dollars for a term of thirty
(30) days at approximately 11:00 a.m. (London time) on the last Business Day of such calendar month.

      "LIBOR Margin" shall mean the margin to be added to the LIBOR to arrive at the LIBOR Rate, which shall vary from time to time based on the Pricing Tier applicable to the Borrowers as specified in Section 2.05.

      "LIBOR Rate" shall mean, for any calendar month, the Loan Rate equal to the sum of (a) the applicable LIBOR determined as of the next to last Business Day of the immediately preceding calendar month, and (b) the applicable LIBOR Margin.

      "License" shall mean any license, permit or other authorization by any Governmental Body or third Person necessary or appropriate for any of the Borrowers to own or operate their respective businesses or Property.

      "Lien" shall mean any security interest, lien, pledge, encumbrance, charge or adverse claim of any kind, including without limitation any agreement to give or not to give any lien, or any conditional sale or other title retention agreement.

      "Litigation" shall mean any proceeding, claim or investigation by or before any Governmental Body.

      "Loan Documents" shall mean this Agreement and all of the Promissory Notes, financing statements, Preferred Ship's Mortgages, certificates, instruments and agreements (a) delivered by any Borrower hereunder, or (b) heretofore delivered by any Borrower pursuant to the Original Agreement, and not expressly superseded by the documents delivered pursuant to this Agreement, in each case as the same shall be modified or extended in accordance with its terms.

      "Loan Rate" shall mean the rate of interest to be applicable from time to time to the Advances, which shall be (a) the LIBOR Rate, or (b) the Default Rate, as applicable.

      "Loose Outboard Motors" shall mean new outboard motors included as separate line items on Borrowers' records of Inventory because they are not included as part of any particular boat and motor combination or any particular boat, motor, and trailer combination.

      "Maintenance Capital Expenditures" shall mean all capital expenditures for the Borrowers except for (a) capital expenditures made in connection with new facilities, and (b) capital expenditures made in connection with Acquisitions, and (c) capital expenditures made in connection with additions to or expansions of existing facilities.

      "Material Adverse Change" shall mean a material and adverse change in the Borrowers' financial condition, Property, or business operations, taken as a whole.

      "Material Variance" shall have the meaning set forth in Section 8.01(b)(3)(C)(ii) of this Agreement.

                                                                Credit Agreement

      "NADA Wholesale Value" shall mean the wholesale value published in the most recent NADA Small Boat Appraisal Guide, but if no wholesale value is available for the boat in such guide, then it shall be the wholesale value published in the most recent BUC Used Boat Price Guide.

      "New Inventory" shall mean Inventory of the Borrowers that (a) consists of complete Units of new Inventory purchased from Approved Manufacturers, (b) does not constitute Used Inventory or Eligible Parts Inventory, (c) is not subject to a Contract in Transit, and (d) otherwise constitutes collateral reasonably acceptable to the Required Lenders for borrowing purposes.

      "Obligations" shall mean all obligations (monetary or otherwise) of the Borrowers arising under or in connection with this Agreement, the Promissory Notes and each other Loan Document.

      "Old Promissory Notes" shall mean the promissory notes issued by one or more of the Borrowers in connection with the Original Agreement.

      "Operating Lease" shall mean any operating lease or sublease, as defined in accordance with GAAP.

      "Participant" shall have the meaning set forth in Section 9.04 of this Agreement.

      "Permitted Liens" shall mean:

            (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

            (b) the existing Liens identified in Exhibit D, to the extent that they secure the indebtedness (and only the indebtedness) identified in such Exhibit;

            (c) Liens effected by or relating to Approved Vendor Financings, Capital Leases and other Debt permitted under Section 6.02(c) and (d) hereof, to the extent such Liens encumber only the Property of the Borrowers leased thereunder or acquired with the proceeds thereof;

            (d)   Liens on Seller Collateral securing Seller Notes;

            (e) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on the Borrowers' books;

            (f) Liens of carriers, warehousemen, mechanics, materialmen, and landlords incurred in the ordinary course of business for sums not materially overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in

                                                                Credit Agreement
accordance with GAAP shall have been set aside on the Borrowers' books; provided, however, that Liens of landlords are permitted only to the extent that
(1) the same are subordinate to the Collateral Agent's Lien on the Collateral for the benefit of the Lenders, or (2) the Required Lenders shall have agreed in writing to waive subordination of such landlord's Lien to the Collateral Agent's Lien on the Collateral for the benefit of the Lenders;

            (g) Liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

            (h) judgment Liens in existence less than thirty (30) days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to the applicable deductible) by insurance maintained with responsible insurance companies;

            (i) Liens on Real Property Interests not created at the time when there is any Event of Default under this Agreement;

            (j) Liens inferior to the Lien of the Collateral Agent (for the benefit of the Lenders) granted to parties providing financial derivative products to the Borrowers (e.g., interest rate swaps or foreign exchange forward contracts); and

            (k) any other Lien which all of the Lenders may approve in their reasonable discretion.

      "Person" shall mean an individual, partnership, joint venture, corporation, limited liability company, trust, Governmental Body, association, unincorporated organization or other entity.

      "Plan" shall mean any single employer plan, multiple employer plan or multi-employer plan, within the meaning of ERISA, established by any of the Borrowers, or otherwise maintained at any time for any of the Borrowers' employees.

      "Preferred Mortgage Act" shall mean the federal Preferred Mortgage Act, 46 U.S.C Sections 31301 et seq.

      "Preferred Ship's Mortgage" shall mean a preferred ship's mortgage on a Documented Vessel filed with the Coast Guard in the manner contemplated by the Preferred Mortgage Act.

      "Premises" shall mean specific parcel or parcels of real estate.

      "Pricing Tier" shall mean the agreed pricing tiers for the calculation of LIBOR Margin and Undrawn Commitment Fees which are based on the Funded Debt Ratio applicable to the Borrowers for the preceding calendar quarter, with such pricing tier to be applicable throughout the immediately succeeding calendar quarter, as follows:

                                                                Credit Agreement

                    Funded Debt Ratio for      Funded Debt Ratio for
                  Calendar Quarters Ending    Calendar Quarters Ending
 Pricing Tier          12/31 and 3/31              6/30 and 9/30
                  ------------------------    ------------------------
Pricing Tier 1                 < or = 3.00                 < or = 2.00

Pricing Tier 2      >3.00, but < or = 3.25      >2.00, but < or = 2.25

Pricing Tier 3      >3.25, but < or = 3.50      >2.25, but < or = 2.50

Pricing Tier 4      >3.50, but < or = 3.75      >2.50, but < or = 3.00

Pricing Tier 5                       >3.75                       >3.00

By way of example and not limitation, if the Funded Debt Ratio for the calendar quarter ended September 30 is greater than 2.25 but less than or equal to 2.50, then during the calendar quarter commencing on October 1 and ending on December 31, the Borrowers would be in Pricing Tier 3. If for any reason Borrowers fail to provide the financial statements necessary to calculate the Funded Debt Ratio within thirty (30) days after written notice from the Administrative Agent, the Default Rate shall apply retroactively from the date when such necessary financial statements originally were due (without reference to such written notice from the Administrative Agent or such thirty-day period) until such necessary financial statements are provided by Borrowers.

      "Prime Rate" shall mean the rate of interest announced by KeyBank from time to time as its prime rate, which rate is purely a discretionary benchmark and not necessarily indicative of the best or lowest interest rate that KeyBank is charging to any class of borrowers, and with such rate to change as and when such prime rate changes.

      "Pro Rata Percentage" shall mean, with respect to any Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the Commitments of all of the Lenders. Without limiting the generality of the foregoing and subject to the rights of the Lenders as set forth in Section 9.04 of this Agreement, the initial Pro Rata Percentages of the Lenders are as set forth in Section 2.01 of this Agreement.

      "Promissory Notes" shall mean the promissory notes from the Borrowers to the Lenders in the aggregate principal amount of the Commitment, with one Promissory Note in an initial amount equal to each Lender's Pro Rata Percentage of the Commitment being issued to each Lender, together with any replacement promissory notes that hereafter shall be issued to the Lenders under this Agreement.

      "Property" shall mean all types of real, personal, tangible or intangible property.

                                                                Credit Agreement

      "Real Estate Subsidiaries" shall mean Bassett Boat Company, Bassett Realty, L.L.C., Gulfwind South Realty, L.L.C., Harrison's Realty, L.L.C., Harrison's Realty California, L.L.C., C&N Marine Realty, L.L.C., Walker Marina Realty, L.L.C., Marina Drive Realty I, L.L.C., and Marina Drive Realty II, L.L.C., together with such other Persons as may become Real Estate Subsidiaries of the Company through Acquisitions or through the formation of new Real Estate Subsidiaries by the Borrowers.

      "Real Property Interests" shall mean:

            (a)   all real property and Improvements.

            (b) all compensation, awards, damages, rights of action and proceeds, including interest thereon and/or the proceeds of any policies of insurance therefor, arising out of or relating to a (1) taking or damaging of the Premises or Improvements thereon by reason of any public or private improvement, condemnation proceeding (including change of grade), sale or transfer in lieu of condemnation, or fire, earthquake or other casualty, or (2) any injury to or decrease in the value of the Premises or the Improvements for any reason whatsoever.

            (c) proceeds of any insurance any time provided for the benefit of or naming any holder of a mortgage loan encumbering the Premises and Improvements,

            (d) all refunds or rebates of taxes or assessments on the Premises.

            (e) all Customer Leases now or hereafter affecting the Premises including, without limitation, all rents, issues, profits and other revenues and income therefrom and from the renting, leasing or bailment of Improvements, all guaranties of tenants' performance under the Customer Leases and all rights and claims of any kind against any tenant under the Customer Leases or in connection with the termination or rejection of the Customer Leases in a bankruptcy or insolvency proceeding.

            (f) plans, specifications, contracts and agreements relating to the design, construction or reconstruction of the Improvements; rights under any payment, performance, or other bond in connection with the design, construction or reconstruction of the Improvements; all landscaping and construction materials, supplies, and equipment used or to be used or consumed in connection with construction or reconstruction of the Improvements, whether stored on the Premises or at some other location; and contracts, agreements, and purchase orders with contractors, subcontractors, suppliers, and materialmen incidental to the design, construction or reconstruction of the Improvements.

            (g) all contracts, accounts, rights, claims or causes of action pertaining to or affecting the Premises or the Improvements, including, without limitation, all options or contracts to acquire other Property for use in connection with operation or development of the Premises or Improvements, management contracts, service or supply contracts, permits, licenses, governmental franchises and certificates, and all commitments or agreements, now or hereafter in existence, intended by the obligor thereof to provide proceeds to satisfy any mortgage loan encumbered by the Premises and Improvements, or to improve the Premises or Improvements,

                                                                Credit Agreement
and the right to receive all proceeds due under such commitments or agreements including refundable deposits and fees.

            (h) all additions, accessions, replacements, substitutions, proceeds and products of the real and personal property, tangible and intangible, described in paragraphs (a) through (g) above.

            (i) all books, records, surveys, reports and other documents related to the Premises, the Improvements, the Customer Leases, or other items of collateral described in paragraphs (a) through (h) above.

      "Required Lenders" shall mean, at any time, any Lenders holding at least sixty-six and two thirds percent (66-2/3%) of the sum of the Commitments, or if the Commitments have been terminated, the then aggregate outstanding principal amount of the Advances; provided, however, that "Required Lenders" shall be one hundred percent (100%) of the Lenders with respect to any action taken or proposed to be taken by the Lenders: (a) to increase the Commitment of the Lenders or the Commitment Amount; (b) to reduce or waive payment of any principal, interest, or fees payable to the Lenders (it being agreed, however, that the Administrative Agent or the Collateral Agent, as applicable, without the consent of any other Lender, may reduce or waive fees payable to the Administrative Agent or the Collateral Agent, as applicable); (c) to modify or waive compliance with any of the Borrowers' financial covenants, or to change the manner in which such financial covenants are calculated; (d) to make any material extension of scheduled maturities or times for payment; (e) to establish or revise any Availability Reserve, to make changes in the Borrowing Base, to increase advance rates with respect to the Borrowing Base or to make changes in the types of Collateral eligible for inclusion in the Borrowing Base;
(f) to release any Collateral or any Borrower, other than as specifically required by the terms of the Loan Documents; (g) to sell, transfer, encumber, or release any assets needing the consent of the Required Lenders under Section 6.07; (h) to change the structure of the financing contemplated by this Agreement; (i) to change the definition of "Required Lenders"; or (j) to change the composition of the Lenders in a manner which would dilute the voting rights of any Lender, except as otherwise provided in Article IX of this Agreement.

      "Restricted Payments" shall have the meaning set forth in Section 6.13.

      "Retail Funding Source" shall mean a bank, a finance company, or another retail funding source that purchases from the Borrowers Retail Paper that the Borrowers originate in connection with their credit sales of Units to customers.

      "Retail Paper" shall mean Chattel Paper and other deferred payment instruments arising from any Borrower's sale or lease of goods or provision of services in the ordinary course of business, excluding drafts evidencing credit card transactions.

      "Rights" shall mean rights, remedies, powers and privileges.

      "Seller Collateral" shall mean the Property of the Borrowers which may be pledged as collateral security for any Seller Note, with such Property to consist solely of (a) the name and

                                                                Credit Agreement
goodwill of the target of the Acquisition, (b) any dealership agreements that the target of the Acquisition may have assigned to the Borrowers (whether by operation of law or otherwise) in connection with the Acquisition, and (c) any other collateral approved by all Lenders in their reasonable discretion.

      "Seller Note" shall mean a promissory note from the Borrowers to any seller of a boat dealership to the Borrowers in connection with an Acquisition, with such promissory note to represent a portion of the purchase price payable by the Borrowers for such Acquisition and to be either entirely unsecured or secured only by a purchase money security interest in the Seller Collateral.

      "Solvent" shall mean, with respect to any Person, that on such date (a) the fair value of the Property of such Person is greater than the total amount of liabilities (including Contingent Liabilities) of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute an unreasonably small capital.

      "Subsidiary" shall mean, as to any Person, any corporation or limited liability company, general partnership or limited partnership at least 50% of whose securities having ordinary voting power (other than securities having such power only by reason of the happening of a contingency) are owned by such Person, or one or more Subsidiaries of that Person, or a combination thereof.

      "Tangible Net Worth" shall mean, at any date of calculation, the consolidated shareholders' equity of the Borrowers determined in accordance with GAAP, minus items treated as intangible assets under GAAP, amounts owing by any employee, officer or other Affiliate, other than draws to commissioned and seasonally compensated employees and advances made for customary travel expenses incurred in the conduct of the Borrowers' business, and any other asset that cannot be identified as a tangible asset to the Required Lenders' reasonable satisfaction.

      "Taxes" shall mean all taxes, assessments, fees or other charges imposed by any Law or Governmental Body, including penalties and interest.

      "Termination Date" shall mean January 31, 2008; provided, however, that upon the Company's request such date may be extended for two successive periods of one year each with the prior written consent of all of the Lenders for each such annual extension.

      "Total Funded Debt" shall mean, at any date of calculation, (a) all indebtedness of the Borrowers to the Lenders, plus (b) all other interest-bearing liabilities of the Borrowers, plus (c) all Capital Leases of the Borrowers, minus (d) amounts on deposit in Borrowers' unrestricted Deposit Accounts with any of the Lenders, minus (e) overnight repurchase agreements under

                                                                Credit Agreement
which the Borrowers have invested their funds, and minus (f) uncleared deposits to Borrowers' unrestricted Deposit Accounts with any of the Lenders.

      "Undrawn Commitment Fee" shall mean the fee payable to the Lenders under
Section 2.08 of this Agreement.

      "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of Georgia on the date of this Agreement.

      "Unit" shall mean:

            (a) with respect to New Inventory, a line item on the Borrowers' records of Inventory consisting of any of: (1) a boat, motor, and trailer combination package; (2) a boat (or vessel) and motor combination package: (3) a boat and trailer combination package; (3) a boat (or vessel), without motor or trailer; (4) a trailer, without boat or motor; or (5) a Loose Outboard Motor; and

            (b) with respect to Used Inventory, a line item on the Borrowers' records of Inventory consisting of either: (1) a complete boat, motor, and trailer package; or (2) with respect to boats and vessels not customarily sold on trailers, a complete boat (or vessel) and motor package.

      "Used Inventory" shall mean Inventory of the Borrowers that has been (a) previously sold at retail, (b) registered or titled in any state or jurisdiction, or registered as a Documented Vessel, (c) purchased or acquired by the Borrowers from a source other than the manufacturer, or (d) Units of Used Inventory originally acquired by Borrowers as Eligible New Inventory, but held by the Borrowers for more than two (2) years from the date of delivery to the Borrowers (and in the case of Inventory covered by this clause (d), then the Borrowers shall be deemed to have held such Inventory as "Used Inventory" only from such two year date onward).

      "Variance Adjustment" shall have the meaning set forth in Section 8.01(b)(3)(C)(ii) of this Agreement.

      1.02. USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have the same meanings when used in each Promissory Note, Advance Request, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

      1.03. CROSS REFERENCES. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

                                                                Credit Agreement

      1.04. ACCOUNTING AND FINANCIAL DETERMINATIONS. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with GAAP as applied in the preparation of the historical financial statements of the Borrowers referred to in Section 5.04 of this Agreement.

                                   ARTICLE II

                                    ADVANCES

      2.01. ADVANCES.

            (a) Commitment for Revolving Credit. The Lenders severally agree, subject to the terms and conditions set forth herein, to make Advances to the Borrowers in respect of the Commitment from time to time until the Termination Date. The following rules shall govern the amount of the Advances:

                  (1) The aggregate outstanding amount of such Advances may equal but shall never exceed the lesser of (A) the Commitment Amount, and
      (B) the Borrowing Base.

                  (2) In addition to the other restrictions set forth in this Agreement (whether in the definition of "Borrowing Base" or elsewhere):
      (A) the amount includable in the Borrowing Base on account of Eligible Used Inventory shall never exceed twenty-five percent (25%) of the aggregate funded amount of the outstanding Advances; (B) the amount includable in the Borrowing Base on account of Eligible Accounts shall never exceed twenty million dollars ($20,000,000); (C) the amount includable in the Borrowing Base on account of both the Eligible New Inventory of Hatteras Yachts and the Eligible Used Inventory of Hatteras Yachts shall not exceed in the aggregate seventy million dollars ($70,000,000); (D) the amount includable in the Borrowing Base on account of both the Eligible New Inventory of Ferretti Yachts and the Eligible Used Inventory of Ferretti Yachts shall not exceed in the aggregate seventy million dollars ($70,000,000); (E) the amount includable in the Borrowing Base on account of (i) the Eligible New Inventory of Hatteras Yachts and Ferretti Yachts and (ii) the Eligible Used Inventory of Hatteras Yachts and Ferretti Yachts shall not exceed in the aggregate one hundred million dollars ($100,000,000); (F) the amount includable in the Borrowing Base on account of Loose Outboard Motors in the Eligible New Inventory shall never exceed one million, five hundred thousand dollars ($1,500,000); (G) the amount includable in the Borrowing Base on account of Eligible Parts Inventory shall never exceed the lesser of eight million dollars ($8,000,000) or sixty percent (60%) of the cost (excluding freight charges) of Eligible Parts Inventory net of any reserve required by GAAP for damaged, obsolete, or slow-moving items in such inventory; and (H) if at the end of any of Borrowers' first through third fiscal quarters or the end of any of Borrowers' fiscal years, the Tangible Net Worth of the Borrowers, based on the financial information reported in the Borrowers'

                                                                Credit Agreement

      Form 10-Q for the Borrowers' first through third fiscal quarters, and the Borrowers' Form 10-K for the Borrowers' fiscal year, as applicable, filed with the Securities and Exchange Commission for such fiscal quarter or fiscal year, as applicable, shall have been less than eighty-five million dollars ($85,000,000), during the immediately succeeding calendar quarter
      (i) the amount included in the Borrowing Base for Eligible New Inventory of Hatteras Yachts and Ferretti Yachts that is aged not more than three hundred sixty-five (365) days from date of delivery to the Borrowers shall be ninety percent (90%) of the original invoice price (including freight charges, but excluding, to the extent that the same are included in the Borrowing Base as Accounts, any earned volume purchase rebates, earned advertising rebates, verifiable price protection, and earned incentives, credits, or similar items) of such Eligible New Inventory, and (ii) the amount included in the Borrowing Base for Eligible New Inventory of Hatteras Yachts and Ferretti Yachts that is aged more than three hundred sixty-five (365) days, but not more than seven hundred thirty (730) days, from date of delivery to the Borrowers shall be eighty percent (80%) of the original invoice price (including freight charges, but excluding, to the extent that the same are included in the Borrowing Base as Accounts, any earned volume purchase rebates, earned advertising rebates, verifiable price protection, and earned incentives, credits, or similar items) of such Eligible New Inventory; provided, however, that the reductions described in this clause (H) shall terminate and shall not apply with respect to any subsequent calendar quarter immediately following any of Borrowers' first through third fiscal quarters or any of Borrowers' fiscal year ends with respect to which the Tangible Net Worth of the Borrowers, based on the financial information reported in the Borrowers' Form 10-Q for the Borrowers' first through third fiscal quarters, and the Borrowers' Form 10-K for the Borrowers' fiscal year, as applicable, filed with the Securities and Exchange Commission for such fiscal quarter or fiscal year, as applicable, shall have equaled or exceeded eighty-five million dollars ($85,000,000).

                  (3) No Lender shall be permitted or required to make any Advance in respect of the Commitment if, after giving effect thereto, the principal amount of such Lender's total outstanding Advances would exceed such Lender's Pro Rata Percentage of the Commitment Amount.

Because the Commitment creates a revolving credit facility, the Borrowers may borrow under the Commitment, repay such Advances without premium or penalty, and reborrow prior to the Termination Date in accordance with this Agreement.

            (b) Lenders and Pro Rata Percentages. Until such time as additional or replacement Lenders are added in the manner contemplated by
Section 9.05 or Section 9.06 of this Agreement, the respective initial Pro Rata Percentages of the initial Lenders in the Commitment shall be as follows:

Lender                    Pro Rata Percentage
-------------             -------------------
KeyBank                      29.411764706%
BOA                          29.411764706%
GE Commercial                26.470588235%
National City                14.705882353%

                                                                Credit Agreement

TOTAL                     100.000000000%

Each Lender shall have the right to participate a portion of its Pro Rata Percentage of the Advances and the Commitment and to assign their Pro Rata Percentage in the Advances and the Commitment in the manner permitted by Section
9.04 of this Agreement.

            (c) Use of Advances. The Borrowers may use the proceeds of Advances to fund the Borrowers' acquisition of Inventory, for working capital purposes and for other general corporate purposes of the Borrowers.

            (d) Periodic Statements. The Administrative Agent will send the Company statements from time to time listing the amount of each Advance. If Borrowers do not agree with a statement, they must immediately notify the Administrative Agent in writing of the objections. The Borrowers' failure to notify the Administrative Agent of an objection within ten (10) Business Days shall constitute an acceptance of the statement.

      2.02. PROCEDURE FOR ADVANCES. By delivering a completed Advance Request to the Administrative Agent on or before 10:00 a.m., Cleveland time, on a Business Day, the Company may from time to time irrevocably request, on a same-day basis, that an Advance be made in a minimum amount of one million dollars ($1,000,000) and in integral multiples of one hundred thousand dollars ($100,000) above such minimum, or in the maximum unused or available amount of the Commitment. The Administrative Agent shall provide notice of such Advance Request to the Lenders, on or before 12:00 noon, Cleveland time, and before 3:00 p.m., Cleveland time, on such Business Day each Lender shall deposit with the Agent same day funds in an amount equal to such Lender's Pro Rata Percentage of the requested Advance. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. Subject to Section 8.03 of this Agreement, the Administrative Agent shall make an Advance available to the Borrowers by wire transfer of same-day funds to the accounts the Company shall have specified in its Advance Request. If an Advance Request is delivered to the Administrative Agent after 10:00 a.m., Cleveland time, then the Administrative Agent and the Lenders shall be obligated to fund such Advance on the next Business Day.

      2.03. PROMISSORY NOTES. Each Lender's Advances under the Commitment initially shall be evidenced by a Promissory Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Pro Rata Percentage of the initial Commitment Amount. The principal amount outstanding under each Lender's Promissory Note from time to time shall be the aggregate unpaid principal amount of all Advances made by the Lender and shown by the records of the Administrative Agent and the Lender.

      2.04. PREPAYMENT AND REPAYMENT OF ADVANCES.

            (a) The Borrowers may terminate the Commitment in whole or reduce the Commitment in part upon thirty (30) days' prior written notice to the Administrative Agent, and on the date so specified for termination or reduction of the Commitment, all outstanding Advances in excess of the Commitment Amount as so reduced, accrued interest, charges, any Commitment Reduction Fee, and other amounts owing to the Lenders and the Agents will be due

                                                                Credit Agreement
and payable in full. The only effect of any partial reduction of the Commitment shall be to reduce the Commitment Amount, it being specifically agreed that all of the other terms of this Agreement and the Loan Documents shall remain in full force and effect with respect to such reduced Commitment. Any termination of the Commitment or reduction of the Commitment Amount by the Borrowers pursuant to this Section shall be irrevocable.

            (b) Each Borrower acknowledges and agrees that each is jointly, severally and unconditionally liable for all Advances, accrued interest and charges and all other amounts owing to the Lenders and the Agents under this Agreement, regardless of which Borrower requested the financing or received the funds and regardless of whether such Advances, accrued interest and charges and other amounts owing to Lenders exist as of the date of this Agreement or should arise hereafter. The Administrative Agent and the Lenders are authorized (in their reasonable discretion) to demand payment and performance of obligations hereunder from any entity executing this Agreement, in any order.

            (c) The Administrative Agent or the Collateral Agent may from time to time with the consent of the Required Lenders (except as otherwise provided in this Agreement) modify, waive, or release the obligations of any Borrower, release or impair any security for the performance of obligations of any Borrower, or otherwise take or omit to take any action with respect to any such Borrower, in every case without affecting the liability of any other Borrower.

      2.05. INTEREST ON ADVANCES.

            (a) All Advances shall bear interest at the applicable Loan Rate in effect from time to time, with the Loan Rate to be determined based upon the LIBOR Margin applicable at the date of determination.

            (b)   The Loan Rate applicable at any time shall equal the sum of
(1) the LIBOR, and (2) the LIBOR Margin determined on the basis of the Borrowers' Pricing Tier. The applicable LIBOR Margin for each Pricing Tier shall be as follows:

Borrowers' Pricing Tier            LIBOR Margin
-----------------------            ------------
   Pricing Tier 1                      1.50%
   Pricing Tier 2                      1.75%
   Pricing Tier 3                      1.90%
   Pricing Tier 4                      2.00%
   Pricing Tier 5                      2.60%

            (c) Interest will be calculated on a simple interest basis for a year of three hundred sixty (360) days, based on actual days elapsed.

            (d) Notwithstanding any other provisions of this Section, during the continuance of any Event of Default the Borrowers shall pay interest at the Default Rate on (1) the unpaid principal balance of the Advances, and (2) to the fullest extent permitted by Law, any interest, fee, or other amount payable hereunder that is not paid when due.

                                                                Credit Agreement

      2.06 REQUIRED PAYMENTS; PREPAYMENTS. The Borrowers shall make payments of interest and principal to the Lenders as follows:

            (a)   Interest shall be payable on each Interest Payment Date.

            (b) If at any time the outstanding amount of the Advances in respect of the Commitment shall exceed the then applicable Borrowing Base, the Borrowers immediately shall make such principal payments to the Lenders as shall be required to reduce the outstanding balance of the Advances to an amount not exceeding the then applicable Borrowing Base.

            (c) The entire unpaid principal balance of the Advances, together with accrued interest thereon, if not sooner paid as aforesaid, shall be due and payable in full on the Termination Date.

The Borrowers shall have the right to prepay the Advances in whole or in part at any time without premium or penalty.

      2.07. MANNER OF PAYMENTS. All payments on account of interest and principal of the Advances shall be made to the Administrative Agent on or before 12:00 noon, Cleveland time, on the Business Day on which such payment is due, and on or before 3:00 p.m., Cleveland time, on such Business Day, the Administrative Agent shall remit each such payment to the Lenders in accordance with their Pro Rata Percentages of the Commitment. If any such payment is made to the Administrative Agent after 12:00 noon, Cleveland time, and such payment is not remitted to the Lenders by the Administrative Agent on or before 3:00 p.m., Cleveland time, on such Business Day, the Borrowers (and not the Administrative Agent) shall be solely responsible for interest on such payment until the next Business Day; provided, however, that if such payment were made to the Administrative Agent on or before 3:00 p.m., then no additional interest shall be due to the Administrative Agent in its capacity as a Lender. If any payment is due on a date that is not a Business Day, the due date will be extended to the next Business Day. The Administrative Agent, on behalf of the Lenders may, at any time and without notice to Borrowers, apply monies received in payment of Borrowers' obligations in such order of application as the Administrative Agent shall determine. All payments shall be made in immediately available United States dollars and without set-off, counterclaim or other defense. The Borrowers specifically agree that they will not delay payment of any obligations to Lenders, or assert any defense or set-off with respect to said obligations, on account of a dispute between the Borrowers and the vendor or manufacturer of any Inventory.

      2.08 UNDRAWN COMMITMENT FEE. The Borrowers shall pay to the Administrative Agent for the account of the Lenders an Undrawn Commitment Fee calculated as follows:

            (a) The Undrawn Commitment Fee shall be payable on the amount by which the Commitment Amount shall exceed the average principal amount of Advances outstanding under the Commitment during such calendar month.

            (b) For all months during which the interest on the Advances shall be calculated on the basis of Pricing Tier 1 or Pricing Tier 2, the rate at which such Undrawn

                                                                Credit Agreement

Commitment Fee shall be calculated shall be an annualized amount equal to ten basis points (i.e. 0.10%). For all months during which the interest on the Advances shall be calculated on the basis of Pricing Tier 3, the rate at which such Undrawn Commitment Fee shall be calculated shall be an annualized amount equal to fifteen basis points (i.e. 0.15%). For all months during which the interest on the Advances shall be calculated on the basis of Pricing Tier 4, the rate at which such Undrawn Commitment Fee shall be calculated shall be an annualized amount equal to twenty basis points (i.e. 0.20%). For all months during which the interest on the Advances shall be calculated on the basis of Pricing Tier 5 or the Default Rate, the rate at which such Undrawn Commitment Fee shall be calculated shall be an annualized amount equal to twenty-five basis points (i.e. 0.25%). The calculation shall be performed on the basis of a three hundred sixty (360) day year for actual days elapsed.

            (c) The Undrawn Commitment Fee shall be calculated on a monthly basis but shall be payable quarterly in arrears on the Interest Payment Dates in February, May, August, and November.

      2.09 COMMITMENT REDUCTION FEE. If the Borrowers shall terminate or reduce the Commitment in whole or in part at any time or times prior to the first anniversary of the date of this Agreement, at the effective date of each such termination or reduction they shall pay to the Lenders a Commitment Reduction Fee; provided, however, that the Borrowers shall not be required to pay a Commitment Reduction Fee more than once on the same reduced portion of the Commitment. Such Commitment Reduction Fee shall equal the Undrawn Commitment Fee calculated in accordance with Section 2.08 for the time period from the effective date of the reduction or termination to the first anniversary of the date of this Agreement, using the reduced Commitment Amount after giving effect to the reduction or termination as the outstanding principal amount of Advances under the Commitment for such period. For purposes of such calculation, for the entire period from the effective date of each reduction or termination to the first anniversary of the date of this Agreement the Borrowers shall be deemed to be in whatever Pricing Tier they were in at the effective date of the reduction or termination.

      2.10. SHARING OF PAYMENTS. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Advance in excess of its Pro Rata Percentage of payments then or theretofore obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Advances made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share [according to the proportion of (a) the amount of such selling Lender's required repayment to the purchasing Lender to (b) the total amount so recovered from the purchasing Lender] of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by Law, exercise all its rights of payment with respect to such participation as fully as if such Lender were the direct creditor of

                                                                Credit Agreement
such Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar Law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

      2.11. LENDERS' RIGHT OF SET-OFF. The Borrowers hereby grant the Lenders a lien on, and a security interest in, the deposit balances, accounts, items, trusts (as permitted by Law), certificates of deposit and monies of the Borrowers in the possession of or on deposit with any of the Lenders, or any of their Affiliates to secure, and as collateral for, the payment and performance of the Obligations. The Lenders may at any time and from time to time after the occurrence of an Event of Default, without demand or notice, appropriate and set-off against and apply the same to the Obligations when and as due and payable.

      2.12. LIABILITY OF THE REAL ESTATE SUBSIDIARIES. The Real Estate Subsidiaries are Borrowers under this Agreement. The Real Estate Subsidiaries are not be required to grant the Collateral Agent a Lien on any of their Property, but no Real Estate Subsidiary shall own any Property other than Real Property Interests.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

      3.01. CONDITIONS PRECEDENT TO EFFECTIVENESS. Unless waived by all of the Lenders, other than subparagraph (j) as to which only the Borrowers may waive, the effectiveness of this Agreement is subject to fulfillment of the following conditions precedent:

            (a) The Lenders shall be satisfied, in their reasonable discretion, with the Borrowers' financial condition, Property, business, affairs or prospects as of the effective date.

            (b) The Borrowers shall have executed and delivered to the Administrative Agent and the Documentation Agent on behalf of the Lenders all of Borrowers' Loan Documents, in form and substance satisfactory to the Lenders.

            (c) Except to the extent that financing statements and lien filings already have been filed, the Borrowers shall have delivered such financing statements and lien filings as the Collateral Agent or the Lenders shall request to record and perfect the Liens granted to the Collateral Agent on behalf of the Lenders under the Loan Documents, subject only to Permitted Liens.

            (d) The Administrative Agent shall have received a certificate of a duly authorized officer of the Company, certifying to the Administrative Agent and the Lenders that (1) no Default or Event of Default exists to the best of the knowledge of the officer executing the certificate, (2) the representations and warranties set forth in Article V hereof are true and correct in all material respects, (3) the Borrowers have complied with all agreements and conditions to be complied with by them under the Loan Documents by such date,
(4) no Borrower has any

                                                                Credit Agreement
outstanding Debt, Contingent Liability, or Lien (other than a Permitted Lien) on any of its assets, except as expressly permitted under this Agreement, (5) no Borrower has any tax lien or judgment (other than a Permitted Lien) that with notice or lapse of time or both could ripen into an Event of Default hereunder, and (6) there has been no Material Adverse Change in the business, assets, or prospects of the Borrowers considered as a whole.

            (e) The Administrative Agent and the Documentation Agent shall have received a certificate of the secretary, manager, member, or general partner, as applicable, of each of the Borrowers, certifying (1) that its articles of incorporation, bylaws or other organizational documents as heretofore delivered to the Administrative Agent and the Documentation Agent remain true and complete, and in full force and effect, without amendment, (2) that an attached copy of resolutions authorizing execution and delivery of the Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified, or revoked, and constitute all resolutions adopted with respect to this loan transaction, and
(3) to the incumbency, name and signature of each officer or representative authorized to sign the Loan Documents on behalf of the entity. The Lenders may conclusively rely on this certificate until they are otherwise notified by Borrowers in writing.

            (f) The Administrative Agent shall have received an opinion of counsel to Borrowers, addressed to the Administrative Agent, the Collateral Agent, and the Lenders, (1) to the effect that the Borrowers have full power and authority to execute and deliver the Loan Documents; (2) to the effect that the Loan Documents constitute the legal, valid and binding respective obligations of the Borrowers, enforceable in accordance with their terms; and (3) as to such other matters, and otherwise in form and substance, satisfactory to the Lenders.

            (g) The Administrative Agent shall have received or shall have on file evidence of insurance as required under Sections 4.05 and 6.09 hereof.

            (h) Either the Administrative Agent or the Documentation Agent shall have received evidence satisfactory to it and to the Lenders that the Borrowers are duly organized, validly existing and in good standing in their respective jurisdiction of organization, and are duly qualified and in good standing in all other appropriate jurisdictions.

            (i) There shall be no action, suit, investigation or proceeding pending or threatened in any court or before any arbitrator or Governmental Body that purports (1) to represent a Material Adverse Change, or (2) to materially affect any transaction contemplated hereby or the ability of the Borrowers taken as a whole to perform their respective obligations under the Loan Documents.

            (j) Contemporaneously with the delivery of the Promissory Notes, or, at the option of the Lenders, within fifteen (15) days thereafter, the Lenders shall deliver to Borrowers all of the Old Promissory Notes heretofore delivered in connection with the Original Agreement.

All proceedings of the Borrowers taken in connection with the transactions contemplated hereby, and all documents incidental thereto, shall be satisfactory in form and substance to the Lenders. The Administrative Agent, the Collateral Agent, and each Lender shall have received copies of

                                                                Credit Agreement
all documents or other evidence that it may reasonably request in connection with such transactions.

      3.02. ADVANCE REQUESTS. Each Advance Request and each funding of an Advance by the Lenders (including the disbursement of an Advance directly to an Approved Manufacturer at the request of the Borrowers) shall constitute a representation by Borrowers that on each of the dates of the request and funding, the following are true:

            (a) the representations and warranties contained in Article V hereof are true and correct in all material respects on such date, as though made on and as of such date;

            (b) no event has occurred or exists, or would result from such Advance, that could constitute a material Default or an Event of Default; and

            (c) under the terms of this Agreement and the Loan Documents, the Borrowing Base is adequate to support such Advance, after giving effect to the restrictions set forth in this Agreement, and all other conditions precedent to the Advance shall have been satisfied or waived by the Lenders.

The Lenders may condition any Advance upon the Administrative Agent's receipt, in form and substance reasonably acceptable to the Administrative Agent, of such other information as the Administrative Agent or the Required Lenders reasonably may deem necessary or appropriate.

                                   ARTICLE IV

                                SECURITY INTEREST

      4.01. SECURITY INTERESTS IN COLLATERAL. As security for the Obligations, the Borrowers (other than the Real Estate Subsidiaries) hereby grant to the Collateral Agent for the benefit of the Lenders a continuing security interest in and Lien on all of the Borrowers' Accounts, Chattel Paper, Inventory, Equipment, General Intangibles, Investment Property, Instruments, Deposit Accounts, and Documents, whether now owned or existing or hereafter acquired or arising, wherever located, all insurance policies, insurance proceeds, books and records relating to the foregoing, and all cash and non-cash proceeds and products thereof, all exclusive of the Excluded Property (collectively, the "Collateral").

      4.02. EXCLUDED PROPERTY. The Collateral shall not include, however, any of the following property of the Borrowers (collectively, the "Excluded Property"):

            (a)   any Property of any of the Real Estate Subsidiaries;

            (b)   all Real Property Interests;

            (c) any Accounts, Chattel Paper, General Intangibles, Investment Property, or Instruments that by its terms can not be assigned or transferred by a Borrower or can be assigned or transferred only with the consent of another Person;

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

            (d) all ownership interests in Subsidiaries, including any Investment Property, membership interest, or partnership interests evidencing such ownership interests in Subsidiaries, all Rights with respect to such ownership interests, and all Rights in Subsidiaries; and

            (e) Property of customers, including boats, motors and, trailers, in Borrowers' possession (1) for repair, or (2) on consignment for sale, but only to the extent that the same are not included (as Eligible Used Inventory or otherwise) in the Borrowing Base, it being specifically agreed that such Property is not to be included in the Borrowing Base.

      4.03. DUTIES RELATING TO COLLATERAL. So long as this Agreement is in effect or any amounts are owing to Lenders, the Borrowers agree that they shall:

            (a) Keep accurate and complete records of the Collateral; keep all books and records relating to the Collateral at Company's address specified under or pursuant to Section 9.02 hereof; and provide at least thirty (30) days advance written notice to the Collateral Agent of any change in the location of any such books and records;

            (b) Promptly report and pay all Taxes and other charges against the Collateral; maintain a perfected, first priority Lien in favor of the Collateral Agent on behalf of the Lenders in the Collateral, subject only to other Permitted Liens; and discharge all other Liens that from time to time attach to or are asserted against the Collateral;

            (c) Pay all transportation and storage charges on the Collateral; and pay all rents and other amounts, if any, for the use of premises on which any of the Collateral is kept; and

            (d) Take all actions appropriate for the collection and enforcement of Accounts, and for the perfection of any liens securing Accounts; permit the Administrative Agent upon reasonable request to contact Account Debtors to verify information provided by Borrowers, and assist the Administrative Agent in such verification process; and after a Default or Event of Default, not adjust, settle or compromise the amount, payment or performance of any obligations relating to Accounts, without the prior consent of the Required Lenders.

      4.04. CONCERNING DOCUMENTED VESSELS. The parties acknowledge and agree that certain of the vessels included in the Borrowers' Inventory from time to time are of such a size and type as would qualify them to be Documented Vessels, as to which Liens may be recorded with the Coast Guard in accordance with the Preferred Mortgage Act. As a result of the foregoing, the Borrower and the Lenders hereby agree as follows:

            (a) The Borrowers will not, without the prior written consent of the Collateral Agent, which consent shall not be unreasonably withheld: (1) allow any new vessel that any Borrower has purchased directly from the manufacturer thereof to become a Documented Vessel; or (2) allow any other vessel that any Borrower has purchased or acquired from anyone that theretofore was not a Documented Vessel to become a Documented Vessel unless, in either such case (A) there shall be executed by such Borrower and recorded with the Coast Guard in the

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

manner contemplated by the Preferred Mortgage Act, a Preferred Ship's Mortgage in favor of the Collateral Agent for the benefit of the Lenders encumbering such Documented Vessel as collateral security for the Obligations, and (B) such Preferred Ship's Mortgage in favor of the Collateral Agent for the benefit of the Lenders creates a first priority Lien on such Documented Vessel, subject only to Permitted Liens.

            (b) If at any time the three (3) immediately preceding monthly Borrowing Base Certificates shall reveal that the unpaid principal amount of Advances under this Agreement plus accrued but unpaid interest thereon shall equal or exceed ninety percent (90%) of the aggregate amount included in the Borrowing Base in respect of Eligible New Inventory and Eligible Used Inventory on such Borrowing Base Certificates, then the Collateral Agent on behalf of the Lenders may request from the Borrowers in writing, and the Borrowers shall provide to the Collateral Agent within five (5) Business Days of such request, a written list of all Documented Vessels in the Eligible Used Inventory that are included in the Borrowing Base (it being acknowledged that no such Documented Vessel would be includable in the Borrowing Base if any Person other than the Collateral Agent should have a Preferred Ship's Mortgage on such Documented Vessel that had not been extinguished by payment in full and delivery of a written satisfaction of such Preferred Ship's Mortgage, irrespective of whether such satisfaction had been filed with the Coast Guard), and the value at which each such Documented Vessel has been included in the Borrowing Base. Following receipt of such list, the Required Lenders may, by written notice to the Borrowers, require that the Borrowers (1) file with the Coast Guard in the manner contemplated by the Documentation of Vessels Act such documentation as shall be necessary to transfer record ownership of each such Documented Vessel to a Borrower (to the extent such transfer theretofore shall not have been made), and (2) execute and record with the Coast Guard in the manner contemplated by the Preferred Mortgage Act a Preferred Ship's Mortgage in favor of the Collateral Agent for the benefit of the Lenders encumbering each such Documented Vessel as collateral security for the Obligations and creating in favor of the Collateral Agent for the benefit of the Lenders a first priority Lien on each such Documented Vessel, subject only to Permitted Liens. In lieu of requiring the filing with respect to all Documented Vessels shown on such list of (A) such documentation as shall be necessary to transfer record ownership to the Borrowers, and (B) Preferred Ship's Mortgages in favor of the Collateral Agent, the Required Lenders in their discretion may direct the Borrowers to make such filings on only the particular Documented Vessels on such list that the Required Lenders shall designate to the Borrowers in writing.

            (c) If at any time the three (3) immediately preceding monthly Borrowing Base Certificates shall reveal that the unpaid principal amount of Advances under this Agreement plus accrued but unpaid interest thereon shall equal or exceed ninety percent (90%) of the aggregate amount included in the Borrowing Base in respect of Eligible New Inventory and Eligible Used Inventory on such Borrowing Base Certificates, then the Collateral Agent on behalf of the Lenders may request from the Borrowers in writing, and the Borrowers shall provide to the Collateral Agent within five (5) Business Days of such request, a written list of all vessels in the Eligible New Inventory and the Eligible Used Inventory that have a value in the Borrowing Base of one million, five hundred thousand dollars ($1,500,000) or more, and the value at which each such vessel has been included in the Borrowing Base. Following receipt of such list, the Required Lenders may, by written notice to the Borrowers, require that the

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

Borrowers: (1) file with the Coast Guard in the manner contemplated by the Documentation of Vessels Act such documentation as shall be necessary to make each vessel shown on such list a Documented Vessel (to the extent such filing theretofore shall not have been made), and (2) execute and record with the Coast Guard in the manner contemplated by the Preferred Mortgage Act a Preferred Ship's Mortgage in favor of the Collateral Agent for the benefit of the Lenders encumbering each such Documented Vessel as collateral security for the Obligations, and creating in favor of the Collateral Agent for the benefit of the Lenders a first priority Lien on such Documented Vessel, subject only to Permitted Liens. In lieu of requiring the filing with respect to all vessels shown on such list of (A) documentation of Borrowers' record ownership, and (B) Preferred Ship's Mortgages in favor of the Collateral Agent, the Required Lenders in their discretion may direct the Borrowers to make such filings on only the particular vessels on such list that the Required Lenders shall designate to the Borrowers in writing.

            (d) Whenever the Borrowers shall certify to the Collateral Agent that a Documented Vessel theretofore included in the Inventory and subject to a Preferred Ship's Mortgage in favor of the Collateral Agent for the benefit of the Lenders is to be sold to a customer, the Collateral Agent promptly shall execute and deliver a satisfaction of such Preferred Ship's Mortgage upon receipt of evidence of either (1) payment of the purchase price of such Documented Vessel, or (2) the receipt of a Contract in Transit as to such Documented Vessel, and, in either such case, the elimination of such Documented Vessel from the Borrowing Base.

            (e) All costs and expenses incurred in connection with the documentation of Documented Vessels, the abstracting of Coast Guard records, and the preparation and filing of Preferred Ship's Mortgages on Documented Vessels shall be borne by the Borrowers.

      4.05. INSURANCE OF COLLATERAL. Borrowers shall keep all tangible Collateral (including, particularly, Inventory) insured for full value against all insurable risks, on terms and with insurers reasonably acceptable to the Administrative Agent, and with the Collateral Agent for the benefit of the Lenders as the loss payee, assignee or additional insured, as appropriate. The Company shall provide notice to the Administrative Agent in writing at least ten
(10) days before changing or canceling any policy. Each policy shall require the insurer to give not less than thirty (30) days prior written notice to the Administrative Agent of cancellation, and shall provide that the Collateral Agent's interests on behalf of the Lenders will not be impaired by any act or neglect of Borrowers or any other Person nor by any use of such Collateral or the premises on which it is located for purposes more hazardous than are permitted by the policy.

         4.06. FURTHER ASSURANCES. The Borrowers shall execute such financing statements and other instruments and agreements, and shall take such actions, as the Collateral Agent on behalf of the Lenders shall request from time to time to evidence or perfect any Lien granted under the Loan Documents. Unless prohibited by Law, the Borrowers specifically authorize the Collateral Agent to execute and file any financing statement, Preferred Ship's Mortgage required by Section 4.04, or other instrument or agreement on behalf of the Borrowers for the foregoing purposes. Without limiting the generality of the foregoing, the parties also agree that a copy of this Agreement, or any financing statement may be filed as a financing statement in any appropriate jurisdiction, to the extent permitted by Law.

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                                       34

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

      Borrowers represent and warrant that the following are true and correct:

      5.01. ORGANIZATION AND QUALIFICATION.

            (a) Each Borrower is an entity duly organized, validly existing, and in good standing under the Laws of its state of organization. Each Borrower is qualified to do business in all jurisdictions where the nature of its business or Property require such qualification. As of the date of this Agreement, the name listed for each Borrower at the beginning of this Agreement is the exact name of each Borrower, and the jurisdiction under the Laws of which each Borrower has been organized as set forth at the beginning of this Agreement is the correct jurisdiction of organization.

            (b) All of the Borrowers other than the Company are Subsidiaries of the Company, and the Company has no Subsidiaries other than the Borrowers named herein.

      5.02. DUE AUTHORIZATION; VALIDITY. The Board of Directors, managers, members, or partners of the Borrowers as applicable, have duly authorized the execution, delivery and performance of the Loan Documents. No consent of any shareholders of those Borrowers that are corporations are required as a prerequisite to the validity and enforceability of the Loan Documents as to such corporate Borrowers. The Borrowers have full legal right, power and authority to execute, deliver and perform under the Loan Documents. Such Loan Documents constitute the legal, valid and binding obligations of the Borrowers, enforceable in accordance with their terms (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or similar Laws or principles of equity affecting creditors' rights generally).

      5.03. CONFLICTING AGREEMENTS AND OTHER MATTERS. The execution or delivery of any Loan Documents, and performance thereunder, do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien on any Property of any Borrower under, or require any consent, approval or action by or notice to any Governmental Body or other Person (other than consents already obtained) pursuant to, the articles of incorporation, bylaws or other organizational documents of any Borrower, or any Law or material agreement to which any Borrower, or any of their respective Property is subject.

      5.04. FINANCIAL STATEMENTS. The financial statements of the Borrowers delivered to the Lenders fairly present the results of operation and the financial condition of the Borrowers as of the dates and for the periods shown, all in accordance with GAAP. Such financial statements (and notes thereto) reflect all material liabilities, direct and contingent, of the Borrowers that are required to be disclosed in accordance with GAAP. No Borrower has material Contingent Liabilities, liabilities for Taxes, forward or long-term commitments, or unrealized or anticipated

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

losses from any unfavorable commitments that are not reflected in such financial statements. Each Borrower is Solvent.

      5.05. LITIGATION. Except as disclosed to the Lenders on Exhibit E attached hereto, as of the date of this Agreement there is no Litigation pending or, to the best of the Borrowers' knowledge, threatened against any Borrower on the date hereof that involves a claim for damages or reasonably expected potential liability of one million dollars ($1,000,000) or more. There is no pending or, to the best of the Company's knowledge, threatened Litigation against any Borrower that could result in a Material Adverse Change.

      5.06. LAWS REGULATING INCURRENCE OF DEBT.

            (a) No proceeds of any Advance will be used directly or indirectly to acquire any securities (other than common stock of the Company as permitted by Section 6.13(d) of this Agreement), without the prior written consent of the Required Lenders.

            (b) No Advance will be used to purchase or carry margin stock (as defined in applicable Federal Reserve regulations), nor to extend credit to others to do so.

            (c) No Borrower is subject to regulation under any Law that prohibits or restricts its incurrence of Debt in any material respect, including
(1) the Public Utility Holding Company Act of 1935, as amended, (2) the Federal Power Act, as amended.

            (d) No Borrower is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or an "investment advisor" within the meaning of the Investment Advisors Act of 1940, as amended.

      5.07. LICENSES, TITLE TO PROPERTY, ETC.

            (a) Each Borrower: (1) possesses all material Licenses and is not in violation thereof in any material respect; (2) has full power, authority and legal right to own and operate its Property, and to conduct its business; and
(3) has good and indefeasible title (fee or leasehold, as applicable) to its Property, subject to no Lien of any kind, except Permitted Liens.

            (b) No Borrower is in violation of its articles of incorporation, bylaws or other organizational documents, any award of any arbitrator, or any Law or material agreement to which it or any of its Property is subject. No business or Property of any Borrower or is affected by any strike, lock-out or other labor dispute, material casualty, earthquake, embargo or act of God.

      5.08. OUTSTANDING DEBT AND LIENS. No Borrower has any outstanding Debt, Contingent Liability, or Lien on any of its assets, except as expressly permitted hereunder.

      5.09. TAXES. Each Borrower has filed all Tax returns and reports which are required to be filed, and has paid all Taxes, to the extent due and payable. All Tax liabilities of the

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

Borrowers are adequately provided for on their books (including interest and penalties) and adequate reserves have been established therefor in accordance with GAAP. Except as disclosed to the Administrative Agent, no taxing authority has notified any Borrower of any material deficiency in a Tax return nor asserted any material Tax liability in excess of that already paid or provided for in the Borrowers' Financial Statements.

      5.10. EMPLOYEE BENEFITS. All employee benefits for employees of the Borrowers are provided in accordance with all applicable Laws. Each Plan satisfies the minimum funding standards under all applicable Laws, and has no accumulated deficiency. No Borrower has incurred any withdrawal liability nor engaged in any prohibited transaction with respect to a Plan. No Borrower has failed to make any payment to a Plan as required under applicable Laws, and no reportable event (as defined under ERISA) has occurred. No Borrower has received any notice from any Governmental Body or administrator of any potential termination of a Plan, and no circumstance or event exists that could constitute grounds for the termination of or appointment of a trustee to administer any Plan.

      5.11. ENVIRONMENTAL LAWS. The Borrowers have delivered to the Administrative Agent copies of all environmental studies and reports conducted or received by any Borrower in connection with any of their respective Real Property Interests, as reasonably requested by the Required Lenders. All Licenses have been obtained or filed that are required under any Environmental Laws, unless the failure to obtain or file same could not result in a Material Adverse Change. No material amounts of Hazardous Materials are generated or produced at or in connection with any Property or operations of any Borrower, and no Hazardous Materials in any material amounts are released onto any Property of any of them.

      5.12. DISCLOSURE. The Borrowers have not made a material misstatement of fact, or failed to disclose any fact necessary to make the facts disclosed not misleading, to Lenders during the course of application for and negotiation of this Agreement or the Loan Documents. There is nothing known to the Borrowers that could materially adversely affect the Borrowers' financial condition, Property or business operations, or that could result in a Material Adverse Change, which is not set forth herein or in notices hereafter delivered to Lenders.

                                   ARTICLE VI

                                    COVENANTS

      So long as this Agreement is in effect or any amounts are owing to the Lenders pursuant to this Agreement, the Borrowers jointly and severally agree as follows:

      6.01. FINANCIAL COVENANTS.

            (a) The Borrowers shall maintain, on a consolidated basis, a Current Ratio of at least: (1) 1.15 to 1 for the calendar quarters ending June 30 and September 30 of each year, and (2) 1.10 to 1 for the calendar quarters ending December 31 and March 31 of each year.

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

            (b) The Borrowers shall maintain, on a consolidated basis, a Leverage Ratio of not more than (1) 4.00 to 1 for the calendar quarters ending June 30 and September 30 of each year, and (2) 5.0 to 1 for the calendar quarters ending December 31 and March 31 of each year.

            (c) The Borrowers shall maintain, on a consolidated basis, a Fixed Charges Coverage Ratio of at least 1.35 to 1, tested quarterly on the basis of a rolling period of twelve (12) calendar months.

      6.02. DEBT; OPERATING LEASES. Without the prior written consent of the Required Lenders, which the Required Lenders shall give upon the exercise of their reasonable discretion, the Borrowers shall not incur, assume, guarantee, or be liable in any manner for any Debt without the consent of Required Lenders, except:

            (a)   Debt under the Loan Documents;

            (b)   existing Debt shown on Exhibit D hereto;

            (c)   any Approved Vendor Financing;

            (d) Capital Leases and Debt incurred to acquire equipment used in the Borrowers' business (including refinancings thereof), in an amount not to exceed the least of (1) the cost of such assets, (2) the fair market value of such assets, or (3) five million dollars ($5,000,000) in the aggregate at any time outstanding;

            (e) Debt to parties providing financial derivative products to the Borrowers (e.g., interest rate swaps or foreign exchange forward contracts);

            (f)   Debt under Seller Notes;

            (g) other Debt subordinated to repayment of amounts owing hereunder on terms satisfactory to the Required Lenders, and otherwise acceptable to the Required Lenders in their reasonable discretion;

            (h) trade payables, accrued expenses, and customer deposits incurred and paid in the ordinary course of business of Borrowers, or incurred in the ordinary course of business of any Person acquired, or the assets of whom are acquired, as part of an Acquisition; and

            (i) real estate mortgage Debt of the Borrowers (which may be guaranteed by other Borrowers) incurred or guaranteed either (1) at a time when there is no Event of Default under this Agreement, or (2) with the prior written consent of the Required Lenders in the exercise of their reasonable discretion.

The Borrowers shall not enter into or be parties to Operating Leases (including, without limitation, leases for boat show space and equipment rental) requiring total rental payments during any fiscal year during the term of this Agreement in excess of twelve million dollars ($12,000,000) in the aggregate.

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

      6.03. CONTINGENT LIABILITIES. None of the Borrowers shall incur, assume or be liable in any manner for any Contingent Liabilities without the consent of the Required Lenders, which consent shall not be unreasonably withheld, except
(a) those resulting from the endorsement of negotiable instruments for collection in the ordinary course of business, (b) Contingent Liabilities of the Borrowers relating to Debt secured solely by Real Property Interests of the Borrowers, (c) the existing Contingent Liabilities shown on Exhibit D hereto,
(d) Contingent Liabilities of any of the Borrowers created in connection with an Acquisition, as approved by the Required Lenders in their reasonable discretion, and (e) Contingent Liabilities of any Borrower for the obligations of any other Borrower.

      6.04. LIENS. The Borrowers shall not create or suffer to exist any Lien upon any of their respective Property without the consent of the Required Lenders except for Permitted Liens.

      6.05. AMENDMENT OF ORGANIZATIONAL DOCUMENTS. The Borrowers shall not amend or modify, or permit the amendment or modification of, any of their respective articles of incorporation, bylaws or other organizational documents in any material respect (including particularly for the purpose of changing the name of any Borrower), without the prior written consent of the Required Lenders, which consent will not be unreasonably withheld.

      6.06. LAWS, LICENSES AND MATERIAL AGREEMENTS.

            (a) The Borrowers shall (1) obtain and comply in all material respects with all applicable Laws and Licenses, and (2) maintain all Plans such that the representation and warranty in Section 5.10 hereof is true at all times.

            (b) The Borrowers shall maintain and comply in all material respects with all material agreements necessary or appropriate for their businesses and Property; provided, however, that the Borrowers shall not be in breach of this covenant if they have not and do not comply with due on sale clauses in the mortgages and deeds of trust identified in Exhibit F hereto; provided further, that if the holder of any such mortgage or deed of trust shall seek to enforce any such due on sale clause, the Borrowers shall either (a) honor such demand for payment, or (b) contest the same in good faith by appropriate proceedings and establish appropriate reserves as to the amounts in controversy. Except as permitted by the foregoing sentence, the Borrowers shall not take any action or suffer to exist any circumstance that could violate materially, or constitute a material breach under or grounds for termination of, any such material agreement.

      6.07. DISPOSITION OF ASSETS. No Borrower shall sell, transfer, encumber or lease any of its assets without the consent of the Required Lenders, which consent shall not be unreasonably withheld, except (a) sales or leases of Inventory in the ordinary course of business, (b) dispositions of obsolete or useless assets, (c) transfers of assets between Borrowers not violating Section 6.16, (d) dispositions of Retail Paper in the ordinary course of business, (e) transfers or other dispositions of Real Property Interests at times when there is no Event of Default, and (f) Permitted Liens. Upon any sale of Retail Paper by any of the Borrowers in the ordinary course of

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

business, the Collateral Agent's Liens in such Retail Paper for the benefit of the Lenders shall be automatically released, without any further action by the Lenders or the Collateral Agent.

      6.08. MERGERS, ACQUISITIONS, AND INVESTMENTS; OTHER NEW SUBSIDIARIES.

            (a) The Company shall not merge into, or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, without the Required Lenders' prior written consent (which consent shall not be unreasonably withheld), except for mergers or consolidations of a wholly-owned Subsidiary of Company with or into Company. The Borrowers shall not make any Investment in excess of two million dollars ($2,000,000) in the aggregate at any time outstanding in any Person (other than in the Borrowers), without the Required Lenders' prior written consent (which consent shall not be unreasonably withheld).

            (b) The Lenders expressly acknowledge that it is Borrowers' growth strategy to pursue strategic Acquisitions that are beneficial to their business. As long as the Borrowers comply with their obligations under Section 6.08(c) and there is no material Default or Event of Default either before or after giving effect to any proposed Acquisition, the consent of the Lenders shall not be required for any proposed Acquisition. None of the Acquisitions shall have the effect of changing the nature of the business of the Borrowers as now conducted.

            (c) Unless waived by the Required Lenders, the Borrowers shall notify the Lenders in writing of any pending Acquisition at least thirty (30) days prior to the scheduled closing. In connection with such notice, the Borrowers shall provide the Lenders the information necessary to cause the newly acquired company(ies) to become obligated to the Lenders as additional Borrower(s) under the terms of this Agreement and the Loan Documents at the closing of such Acquisition by delivering to the Administrative Agent a Joinder Agreement in the form of Exhibit G to this Agreement. Such notice shall be accompanied by a certificate of the Company's chief financial officer to the effect that, upon closing, as illustrated by applicable pro forma financial statements, the Borrowers will be in compliance with all terms and conditions of this Agreement and the Loan Documents and such further certifications as the Required Lenders reasonably may require.

            (d) If any Borrower shall form any new Subsidiary, the Borrowers shall cause each such new Subsidiary to become obligated as a Borrower under this Agreement by delivering to the Administrative Agent a Joinder Agreement in the form of Exhibit G to this Agreement. If the new Subsidiary owns only Real Property Interests, it may be designated by the Borrowers to the Lenders in writing as an additional Real Estate Subsidiary, in which case it will not be required to grant the Collateral Agent for the benefit of the Lenders a security interest in the Collateral. In all other cases such new Borrower shall grant a first priority security interest in its Property constituting Collateral to the Collateral Agent for the benefit of the Lenders.

      6.09. INSURANCE. Except as otherwise required by Section 4.05 hereof, the Borrowers shall (a) keep their insurable Property adequately insured at all times by financially sound and reputable insurers to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies similarly situated and in the same or similar businesses, (b) maintain in full force and effect public liability and workers

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

compensation insurance, in amounts customary for such similar companies to cover normal risks, by insurers satisfactory to the Administrative Agent, and (c) maintain such other insurance as may be required by Law or reasonably requested by the Administrative Agent. The Borrowers shall deliver evidence of renewal of each insurance policy on or before the date of its expiration, and from time to time shall deliver to the Administrative Agent, upon demand, evidence of the maintenance of such insurance. The Borrowers shall deliver promptly to the Administrative Agent copies of all reports provided to insurers by any of the Borrowers.

      6.10. INSPECTION RIGHTS. The Borrowers shall permit the Administrative Agent or the Collateral Agent, or other Lenders after obtaining approval of the Required Lenders, upon behalf of the Lenders, upon reasonable notice and during normal business hours, to examine and make copies of and abstracts from any of their books and records, to inspect their Property and to discuss their affairs with any of their directors, officers, managerial employees or accountants, all as the Administrative Agent or the Collateral Agent reasonably may request in order to perform their duties under this Agreement. Any Lender, acting in its reasonable discretion at entirely at its own expense, upon reasonable notice and during normal business hours, may examine and make copies of and abstracts from any of Borrowers' books and records, inspect Borrowers' Property and to discuss their affairs with any of Borrowers' directors, officers, managerial employees or accountants.

      6.11. RECORDS; CHANGES IN GAAP. The Borrowers shall keep adequate books and records in conformity with GAAP. Borrowers' records with respect to Accounts (other than Contracts in Transit) shall be kept or shall be accumulated by Borrowers on a centralized basis at the Company's headquarters. The Company shall not change its fiscal year nor change, or permit any of its Subsidiaries to change its method of financial accounting except in accordance with GAAP. In connection with any change in accounting methods resulting from a change in GAAP, the Borrowers and the Required Lenders shall make appropriate alterations to the covenants set forth in Section 6.01 hereof, reflecting such change.

      6.12. REPORTING REQUIREMENTS. The Borrowers shall furnish to the Lenders:

            (a) By the fifteenth (15th) day of each calendar month, and at other times at the reasonable request of the Administrative Agent, a Borrowing Base Certificate prepared on a consolidated basis for the Borrowers as of the close of business for the preceding Business Day and accompanied by detailed Inventory and accounts receivable aging reports, in form and substance satisfactory to the Required Lenders and certified as true and complete by an officer of Company;

            (b) Within five (5) Business Days after any written request by the Administrative Agent or the Collateral Agent, an accounts payable aging report.

            (c) As soon as available and in any event within thirty (30) days after the end of each fiscal quarter, a balance sheet and statement of income of Borrowers for such fiscal quarter and for the portion of the fiscal year ending with such fiscal quarter, prepared on a consolidated basis in accordance with GAAP in reasonable detail, and certified by an officer of

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

Company (in a manner satisfactory to the Required Lenders) as fairly presenting the financial condition and results of operations of the Borrowers, together with a Compliance Certificate;

            (d) As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of the Borrowers, an audited balance sheet and statements of income and cash flows of the Borrowers for such fiscal year, prepared on a consolidated basis in accordance with GAAP in reasonable detail and accompanied by an unqualified opinion of independent certified public accountants acceptable to the Required Lenders, together with a Compliance Certificate;

            (e) Promptly upon receipt thereof, copies of all material reports or letters submitted to the Borrowers by any auditors or accountants in connection with any annual, interim, or special audit;

            (f) As soon as possible but at least thirty (30) days prior to the commencement of each fiscal year, a monthly business plan of Borrowers for such year, including a projected balance sheet and income statements, accompanied by a statement of assumptions and certified by an officer of the Company in a manner reasonably acceptable to the Required Lenders;

            (g) Promptly upon the filing thereof, copies of all filings made by the Borrowers with the Securities and Exchange Commission;

            (h) As soon as possible and in any event within five (5) Business Days after knowledge thereof by an officer of any of the Borrowers, a notice of the occurrence of any material Default or Event of Default, setting forth the details thereof, and the action being taken or proposed to be taken with respect thereto;

            (i) As soon as possible and in any event within five (5) Business Days, notice of any Litigation pending against the Borrowers which, if determined adversely, could result in liability of one million dollars ($1,000,000) or more or any Material Adverse Change, together with a statement of an officer of Company describing the allegations of such Litigation, and the action being taken or proposed to be taken with respect thereto;

            (j) Promptly after filing or receipt thereof, copies of all reports and notices that any of the Borrowers furnishes to or receives from any holder of any Debt or Contingent Liability, in any such case relating to a material breach, material default or event of default thereunder, or otherwise relating to any event or circumstance that could result in a material Default or Event of Default; and

            (k) Promptly upon request, such information concerning the Borrowing Base, Accounts, Inventory, the Borrowers' financial condition, Property, business, affairs or prospects, and other matters, as the Required Lenders from time to time reasonably may request.

      6.13 RESTRICTED PAYMENTS. Without the prior written consent of the Required Lenders, the Borrowers shall not declare or pay any dividends or make any other payments on their capital

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

stock or purchase, redeem, or otherwise retire any equity securities or any warrant, option, or other right to acquire such equity securities, or make any other payment or distribution (other than a dividend payable solely in the Company's common shares), either direct or indirect, to its shareholders (whether in respect of stock or in respect of indebtedness) ("Restricted Payments") except for:

            (a) payments between the Borrowers, except for any such payment that would violation Section 6.16 of this Agreement;

            (b) payments by any Subsidiary of any dividend or other distribution to the Company or to another Subsidiary (other than a Real Estate Subsidiary) as long as the Company does not distribute to shareholders any such dividend or other distribution, except as otherwise permitted by this Section;

            (c) payments of dividends to the owners of common stock not in excess of ten percent (10%) of the Borrowers' consolidated net income after tax for the immediately preceding fiscal year; and

            (d) payments for stock redemptions or for retirement of warrants, options, or other rights to acquire equity securities of the Borrowers not exceeding fifteen million dollars ($15,000,000) in any fiscal year.

      6.14. LIMITATIONS ON CAPITAL EXPENDITURES. The Borrowers shall not without the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld, make:

            (a) capital expenditures for leasehold improvements of more than three million dollars ($3,000,000) in any year;

            (b) other capital expenditures exceeding twenty-two million five hundred thousand dollars ($22,500,000) per year.

      6.15. TRANSACTIONS WITH AFFILIATES. Except as permitted herein, no Borrower shall enter into or be party to a transaction with an Affiliate (except another Borrower), except on terms no less favorable than could be obtained on an arm's-length basis with a Person that is not an Affiliate. No Borrower shall make any loans or advances to any of its officers, shareholders or other Affiliates (except another Borrower), except for draws for commissioned and seasonally compensated employees and advances made for customary travel expenses incurred in the conduct of the Borrower's business. No Borrower shall make any loans or advances to any Subsidiary of the Company that is not a Borrower.

      6.16 NO TRANSFERS TO REAL ESTATE SUBSIDIARIES. Except for payments of rent and other amounts required to be paid under the Borrowers' leases with the Real Estate Subsidiaries (all of which shall be reasonable), the Borrowers shall not transfer any Property whatsoever (other than Real Property Interests) to the Real Estate Subsidiaries without the prior written consent of the Required Lenders.

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

                                   ARTICLE VII

                                EVENTS OF DEFAULT

      7.01. EVENTS OF DEFAULT. Each of the following shall be an "Event of Default" hereunder, if the same shall occur for any reason whatsoever, whether voluntary or involuntary, by operation of Law or otherwise, unless waived in writing by the Required Lenders:

            (a) Borrowers shall either (1) fail to pay any principal owing hereunder when due (without any grace period); or (2) Borrowers shall fail to pay any interest or other amounts payable under any Loan Documents within fifteen (15) days after the due date therefor;

            (b) Any material representation or warranty of any Borrower made in connection with this Agreement or any transactions contemplated hereby shall be incorrect or misleading in any material respect when given;

            (c) Borrowers shall fail to perform or observe any other term or covenant contained in any of their respective Loan Documents, and such Default shall not be cured within thirty (30) days after the earlier of knowledge thereof by an officer of Borrowers, or after written notice of the Default is delivered by the Administrative Agent to the Company, but if the Default is subject to cure (it being agreed that for this purpose Defaults under Sections 6.01(a), 6.01(b) and 6.01(c) are among the Defaults that are subject to cure) and the cure is being diligently pursued by appropriate means at the end of such thirty (30) days, then the Borrowers shall have an additional thirty (30) days thereafter to complete the cure of the Default (which shall mean, in the case of any Defaults under Sections 6.01(a), 6.01(b), and 6.01(c), that such financial covenants will be tested as of the end of the calendar month next succeeding the last month included in the original period with respect to which the cure of a Default is required); provided, however, that if the same Default shall occur more than two (2) times in any twelve (12) month period, then that Default no longer shall be subject to cure during such twelve (12) month period without the written consent of the Required Lenders.

            (d) Any provision of any Loan Documents shall, for any reason, not be valid and binding on any Borrower; any Borrower shall not have been Solvent when it delivered this Agreement to Lenders; or any material breach, material Default or event of default shall occur or exist under any Loan Documents after any applicable grace period;

            (e) Any of the following shall occur: (1) any Borrower shall make an assignment for the benefit of creditors, be insolvent or unable to pay its debts as they come due, or cease to be Solvent; (2) the Company ceases doing business as a going concern; (3) any Borrower other than the Company shall cease doing business as a going concern without the consent of the Required Lenders, which consent shall not be unreasonably withheld; (4) any Borrower shall petition any Governmental Body for the appointment of a trustee, receiver, or liquidator of it or any of its assets, or shall commence any proceedings under any bankruptcy, reorganization, insolvency, moratorium, liquidation or other debtor relief Laws; (5) any petition

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

shall be filed, or any such proceedings shall be commenced, against any Borrower under any such Laws and the same is not dismissed or otherwise discharged within ninety (90) days, or an order, judgment or decree shall be entered approving such petition or appointing any trustee, receiver or liquidator for any Borrower, or any of their assets; or (6) any final order, judgment, or decree shall be entered decreeing the dissolution, split-up or divestiture of assets of any Borrower;

            (f) Any lender(s) under any of the real estate Debt shown on Exhibit F hereto shall declare such Debt due and payable prior to its stated maturity as a result of breach of a due-on-sale clause, and such action shall result in a Material Adverse Change; the Borrowers shall fail to make any payment when due with respect to any other Debt or Contingent Liability of one million dollars ($1,000,000) or more in the aggregate, and such failure shall continue after any applicable grace period; the Borrowers shall fail to observe any material term or condition of any agreement relating to any other Debt or Contingent Liability of one million dollars ($1,000,000) or more in the aggregate, and such failure shall continue after any applicable grace period; or any such other Debt or Contingent Liability of one million dollars ($1,000,000) or more in the aggregate shall be declared to be due and payable, or required to be prepaid, prior to the stated maturity thereof; provided, however, it shall not be an Event of Default if the Borrowers shall fail to make any payment when due with respect to any Debt to a manufacturer or vendor of Inventory if such Borrowers are in good faith contesting the payment of such Debt and the aggregate amount of all such contested Debt does not exceed two million, five hundred thousand dollars ($2,500,000);

            (g) The Borrowers shall have any final judgment(s) outstanding against them for the payment of two million dollars ($2,000,000) or more in excess of insurance, and such judgment(s) shall remain unstayed and unpaid for over thirty (30) days;

            (h) There shall be an issuance of an order of attachment against the Borrowers or any material portion of their Property, or there shall be damage to or destruction of a substantial part of the Borrowers' assets that is not covered by insurance;

            (i) Any investigation or proceeding shall be instituted against any of the Borrowers under or with respect to any Environmental Laws that could reasonably be expected to result in any penalty, fine, remediation costs or other damages of two million dollars ($2,000,000) or more in excess of insurance;

            (j) Company shall have any material change in its management, without prior written consent of the Required Lenders, or there shall be a Change of Control, without prior written consent of the Required Lenders; or

            (k) The Required Lenders shall determine that there has been a Material Adverse Change.

      7.02. REMEDIES UPON EVENT OF DEFAULT. If an Event of Default described in
Section 7.01(e) hereof shall occur with respect to any Borrower all amounts owing to the Lenders shall, to the extent permitted by applicable Law, become immediately due and payable without any action by the Lenders, and without diligence, presentment, demand, protest, notice of protest or

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

intent to accelerate, or notice of any other kind, all of which are hereby waived to the fullest extent permitted by Law. If any other Event of Default shall occur and be continuing, the Lenders may do any one or more of the following from time to time:

            (a)   Cease making Advances under the Commitment;

            (b) Declare all Advances, interest and other amounts owing to the Lenders immediately due and payable, whereupon they shall be due and payable without diligence, presentment, demand, protest, notice of protest or intent to accelerate, or notice of any other kind, all of which are hereby waived to the fullest extent permitted by Law;

            (c)   Terminate or reduce the Commitment; and/or

            (d) Exercise any other Rights afforded under any agreement, by Law, at equity or otherwise, including those Rights of a secured party under the Uniform Commercial Code. Such Rights shall include the right to cancel any unfunded Advances, to direct the Borrowers to return any Inventory to a vendor or manufacturer thereof for credit or refund, to enter any of Borrowers' premises with or without legal process, but without force, and/or to take possession of and remove Collateral, and books and records relating to Collateral. At the Collateral Agent's request during an Event of Default, the Borrowers will assemble, prepare for removal and make available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to both parties such items of Collateral as the Collateral Agent may from time to time request. During the continuance of an Event of Default, the Collateral Agent may take control of any funds generated by the Collateral, notify Account Debtors to make payment to an account or location designated by the Collateral Agent, and in the Collateral Agent's name or any Borrower's name, demand, collect, receipt for, settle, compromise, sue for, repossess, accept returns of, foreclose or realize upon any Collateral, including without limitation Accounts and related instruments and security therefor. The Borrowers waive any and all rights that any of them may have to a notice prior to seizure by any Lender of any Collateral. Ten (10) days' written notice of a public sale date or the date after which a private sale may occur shall be a reasonable notice. The Lenders shall not be charged with responsibility for the accuracy or validity of any document or for the existence or value of any Collateral, and shall not be liable for failure to collect any amounts owing on an Account or instrument. The Borrowers waive all relief from all appraisement, valuation, deficiency or exemption Laws now in force or hereafter enacted. The Lenders shall not be required and Borrowers hereby waive any and all rights to require the Lenders, (1) to prosecute or seek to enforce any remedies against any particular Borrower and/or (2) to require the Lenders to seek to enforce or resort to any remedies with respect to any security interests, liens or encumbrances granted to Collateral Agent for the benefit of the Lenders by any particular Borrower. The Lenders, in their discretion, may enforce this Agreement against any Borrower or any Collateral of any Borrower. NO LENDER SHALL BE LIABLE FOR ANY ACT OR OMISSION OF ITS OFFICERS, AGENTS OR EMPLOYEES, ABSENT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

      7.03. POWER OF ATTORNEY. The Borrowers hereby irrevocably appoint the Administrative Agent, including any officer or employee of the Administrative Agent as the Administrative Agent may designate, as the Borrowers' true and lawful attorney-in-fact with

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                                       46
power of substitution to do the following acts on behalf of the Borrowers' during the continuance of any Event of Default: to prepare, execute and deliver in the name of Borrowers security instruments (but not expanding the definition of any Collateral), financing statements, lien filings and certificates of title relating to Collateral; to endorse any Borrower's name upon any notes, checks, drafts, money orders and other forms of instruments made payable to any Borrower and relating to Collateral; and generally to perform all acts and do all things necessary and proper in connection with the transactions contemplated hereby or in discharge of the powers hereby conferred, including the making of affidavits and the acknowledgment of instruments as fully as if done by the Borrowers. The foregoing powers are coupled with an interest and shall be irrevocable, as long as the Commitment or any Obligations of Borrowers to the Lenders remain outstanding.

      7.04. CUMULATIVE RIGHTS. All Rights available to the Lenders under the Loan Documents shall be cumulative of and in addition to all other Rights under any other agreement, at Law or in equity. The acceptance by the Lenders at any time and from time to time of partial payment of any amount owing under any Loan Documents shall not be deemed to be a waiver of any Event of Default then existing. No waiver by the Lenders of an Event of Default shall be deemed to be a waiver of any Event of Default other than such Event of Default. No delay or omission by the Lenders in exercising any Right under the Loan Documents shall impair such Right or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any Right preclude other or further exercise thereof, or the exercise of any other Right under the Loan Documents or otherwise.

      7.05. PERFORMANCE BY LENDERS; EXPENDITURES. Should any covenant of Borrowers fail to be performed in accordance with the terms of the Loan Documents, the Lenders may, at their option, attempt to perform such covenant on behalf of Borrowers. It is expressly understood, however, that the Lenders do not assume and shall never have any liability or responsibility for the performance of any obligations of Borrowers. Any amounts expended or incurred by any Lender in the performance of any such act or in the enforcement of this Agreement (including reasonable attorneys' fees) shall constitute part of the obligations secured hereunder, will bear interest at the Default Rate and will be payable upon demand.

      7.06. CONTROL. None of the provisions hereof shall be deemed to give the Lenders any right to exercise control over the affairs and/or management of the Borrowers, which the parties agree is retained by the Borrowers.

                                  ARTICLE VIII

                                   THE AGENTS

      8.01. APPOINTMENT OF AGENTS.

            (a) Each Lender hereby appoints KeyBank as the Administrative Agent and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the Loan Documents as are delegated to

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

the Administrative Agent by the terms hereof or thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement or the Loan Documents (including, without limitation, enforcement or collection of the Promissory Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of the Promissory Notes; provided, however, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement, the Loan Documents or applicable Law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrowers pursuant to the terms of this Agreement.

            (b) Each Lender hereby appoints BOA as the Collateral Agent on the following terms:

                  (1) Each Lender hereby authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the Loan Documents as are delegated to the Collateral Agent by the terms hereof or thereof, together with such powers and discretion as are reasonably incidental thereto.

                  (2) The Collateral Agent shall be named as the secured party holding the Lenders' security interests in the Collateral as security for the Obligations.

                  (3) The following rules and procedures shall apply to Collateral inspections by the Collateral Agent:

                        (A) In the absence of an Inspection Increase Event and, after any Inspection Increase Event, following the occurrence of a corresponding Inspection Reinstatement Event:

                              (i) The Collateral Agent will complete an
            inspection of the Eligible New Inventory and the Eligible Used Inventory every other month.

                              (ii) During each inspection, the Collateral Agent
            will inspect Units having an aggregate value on the Borrowers' books at least equal to fifteen percent (15%) of the portion of the Borrowing Base consisting of Eligible New Inventory and Eligible Used Inventory described in the most recent Borrowing Base Certificate.

                              (iii) At least once during each rolling
            twelve-month period, the Collateral Agent will inspect all Eligible New Inventory and Eligible Used Inventory at each location at which Eligible New Inventory and Eligible Used Inventory are located.

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

                        (B) After the occurrence of an Inspection Increase Event and prior to the occurrence of a corresponding Inspection Reinstatement Event:

                              (i) The Collateral Agent will complete an
            inspection of the Eligible New Inventory and the Eligible Used Inventory every month.

                              (ii) During each inspection, the Collateral Agent
            will inspect Units having an aggregate value on the Borrowers' books at least equal to fifty percent (50%) of the portion of the Borrowing Base consisting of Eligible New Inventory and Eligible Used Inventory described in the most recent Borrowing Base Certificate.

                              (iii) At least once during each rolling six-month
            period, the Collateral Agent will inspect all Eligible New Inventory and Eligible Used Inventory at each location at which Eligible New Inventory and Eligible Used Inventory are located.

                        (C) In connection with all inspections of Eligible New Inventory and Eligible Used Inventory contemplated by this Section 8.01(b)(3):

                              (i) The source document for the inspection of
            Eligible New Inventory and Eligible Used Inventory will be the documentation provided by the Borrower with its Borrowing Base Certificate for the inspection month.

                              (ii) Once an inspection is completed and
            reconciled, the Collateral variance will be calculated and the Lenders and Borrowers will be notified of the variance amount. The variance amount will be calculated using the total dollars reported. The standard time to be used for the removal of items from the Borrowing Base will be two (2) Business Days after the sale date. Any downward variance amount of more than three percent (3%) (with such percentage to be rounded to the nearest tenth of one percent) (a "Material Variance") shall be applied to the total collateral value for all types of Collateral shown by the current Borrowing Base Certificate and all Borrowing Base Certificiates submitted prior to the time when a new variance is calculated at the next inspection of Eligible New Inventory and Eligible Used Inventory (a "Variance Adjustment").

                              (iii) Any of Borrowers' locations found to have a
            downward Collateral variance of more than five percent (5%) will be re-inspected within the next thirty (30) days. If a Material Variance would not have occurred but for a single location of the Borrowers found to have a downward Collateral variance of more than five percent (5%), and the variance for that location is found to be three percent (3%) or less upon re-inspection, then the Variance Adjustment resulting from the Material Variance shall terminate immediately.

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

                        (D) The Collateral Agent will not conduct any routine inspection or inventory of Eligible Parts Inventory. If at any time the unpaid principal balance of Advances under this Agreement plus accrued but unpaid interest thereon shall be equal to or greater than one hundred percent (100%) of the portion of the Borrowing Base consisting of Eligible New Inventory and Eligible Used Inventory, as reflected on the most recent Borrowing Base Certificate, the Collateral Agent may, at the request of the Required Lenders and at the Borrowers' expense, engage a third-party inventory company to test (by statistical sampling or otherwise) the Borrowers' Eligible Parts Inventory described in such Borrowing Base Certificate.

                        (E) The Collateral Agent will not conduct any routine confirmation or inspection of Contracts in Transit. If at any time the unpaid principal balance of Advances under this Agreement plus accrued but unpaid interest thereon shall be equal to or greater than one hundred percent (100%) of the portion of the Borrowing Base consisting of Eligible New Inventory and Eligible Used Inventory, as reflected on the most recent Borrowing Base Certificate, the Collateral Agent may, at the request of the Required Lenders and at the Borrowers' expense, engage a third-party auditor to confirm or inspect (by statistical sampling or otherwise) the Borrowers' Contracts in Transit described in such Borrowing Base Certificate.

                  (4) The Collateral Agent will visit the Company's headquarters from time to time to conduct a Field Audit with a view toward assuring that the Company's representations in the Borrowing Base Certificates are reasonable and are presented using numbers derived in accordance with GAAP. Such Field Audit may include or consist entirely of sampling of invoices representing inventory purchases and Accounts. The frequency of such Field Audits shall be as follows:

                        (A) If any two successive monthly Borrowing Base Certificates shall reveal that the unpaid principal balance of Advances under this Agreement plus accrued but unpaid interest thereon shall equal or exceed ninety percent (90%) of the aggregate amount included in the Borrowing Base in respect of Eligible New Inventory and Eligible Used Inventory, such Field Audits shall be conducted on a quarterly basis until such time as any two successive monthly Borrowing Base Certificates shall reveal that the unpaid principal balance of Advances under this Agreement plus accrued but unpaid interest thereon shall equal less than ninety percent (90%) of the aggregate amount included in the Borrowing Base in respect of Eligible New Inventory and Eligible Used Inventory.

                        (B) If any two successive monthly Borrowing Base Certificates shall reveal that the unpaid principal balance of Advances under this Agreement plus accrued but unpaid interest thereon shall be less than ninety percent (90%) of the aggregate amount included in the Borrowing Base in respect of Eligible New Inventory and Eligible Used Inventory but shall equal or exceed eighty percent (80%) of the aggregate amount included in the Borrowing Base in respect of Eligible New Inventory and Eligible Used Inventory, such Field Audits shall be conducted on a semi-annual basis until such time as any two successive monthly Borrowing Base Certificates shall reveal

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

      that the unpaid principal balance of Advances under this Agreement plus accrued but unpaid interest thereon shall equal less than eighty percent (80%) of the aggregate amount included in the Borrowing Base in respect of Eligible New Inventory and Eligible Used Inventory.

                        (C)   In all cases not described in Section
      8.01(b)(4)(A) or Section 8.01(b)(4)(B) above, such Field Audits shall be conducted every twelve (12) months after the preceding Field Audit.

                  (5) As to any matters not expressly provided for by this Agreement or the Loan Documents (including, without limitation, enforcement or collection of the Promissory Notes), the Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of the Promissory Notes; provided, however, that the Collateral Agent shall not be required to take any action that exposes the Collateral Agent to personal liability or that is contrary to this Agreement, the Loan Documents or applicable Law. The Collateral Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrowers pursuant to the terms of this Agreement.

                  (6) The Collateral Agent will communicate the results of the foregoing reviews to the Lenders within fifteen (15) Business Days of the conclusion of the related field work.

                  (7) From time to time at the request of the Required Lenders made in the exercise of their reasonable discretion, but not more than once in any twelve (12) month period in the absence of a material Default, the Collateral Agent shall obtain at the Borrowers' expense such UCC, tax lien, and judgment searches as the Required Lenders have requested.

            (c) Each Lender hereby appoints BOA as the Documentation Agent and authorizes the Documentation Agent to take such action as agent on its behalf and to exercise such power and discretion under this Agreement and the Loan Documents as are delegated to the Documentation Agent by the terms hereof or thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement or the Loan Documents (including, without limitation, enforcement or collection of the Promissory Notes), the Documentation Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of the Promissory Notes; provided, however, that the Documentation Agent shall not be required to take any action that exposes the Documentation Agent to personal liability or that is contrary to this Agreement, the Loan Documents or applicable Law. The Documentation Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrowers pursuant to the terms of this Agreement. Notwithstanding the foregoing, the Documentation Agent shall have no further

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

duties and shall perform no other services after the closing of the transactions contemplated by this Agreement.

      8.02. AGENTS' RELIANCE, ETC. An Agent, its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any other Loan Document, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each Agent: (a) may treat the payee of any Promissory Note as the holder thereof until such Agent receives conclusive evidence of a legally effective transfer in accordance with Section
9.04 of this Agreement; (b) may consult with legal counsel (including counsel for the Borrowers), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any other Loan Document; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document on the part of the Borrowers or to inspect the Property (including the books and records) of the Borrowers; provided, however, that the Collateral Agent has certain duties with respect to the inspection of certain of the Collateral as set forth in Section 8.01(b) of this Agreement; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto; provided, however, that the Collateral Agent and the Documentation Agent (with respect to the Documentation Agent, solely as to the period prior to the closing of the transactions contemplated by this Agreement) have certain duties with respect to filing and continuation of financing statements and Preferred Ship's Mortgages (in certain cases) covering the Collateral; and (f) shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, electronic mail or telex) believed by it to be genuine and signed or sent by the proper party or parties.

      8.03. FUNDING RELIANCE, ETC. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 10:30 a.m., Cleveland time, at least one day prior to an Advance, that such Lender will not make available the amount which would constitute its Pro Rata Percentage of such Advance on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrowers a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrowers severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrowers to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Advances. Notwithstanding the foregoing, if the Administrative Agent shall have been notified in any fashion by a Lender that such Lender will not be making any particular Advance (irrespective of whether under the circumstances the Administrative Agent

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

would have been entitled, under the first sentence of this Section, to assume that such Lender would be making the Advance) or if a Lender has not deposited same day funds with the Administrative Agent as required by Section 2.02, the Administrative Agent shall not be required to make an Advance on behalf of such Lender. No Lender's obligation to make an Advance shall be affected by any other Lender's failure to make any Advance.

      8.04. LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on the financial statements referred to in Section 5.04 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

      8.05. INDEMNIFICATION. The Lenders agree to indemnify each Agent (to the extent not reimbursed by the Borrowers to the extent provided in the Loan Documents), according to Pro Rata Percentages of each of them (or if no Promissory Notes are at the time outstanding or if any Promissory Notes are held by Persons that are not Lenders, according to the Pro Rata Percentages of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against any Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by any Agent under this Agreement or any other Loan Document (collectively, the "Indemnified Costs"); provided that no Lender shall be liable for any portion of the Indemnified Costs resulting from an Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse each Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Loan Document, to the extent that such Agent is not reimbursed for such expenses by the Borrowers to the extent provided in the Loan Documents. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 8.05 applies whether any such investigation, litigation or proceeding is brought by an Agent, a Lender or a third party.

      8.06. ADVANCES AND LOANS BY AGENTS AND THEIR AFFILIATES; OTHER AGENTS AND AFFILIATES. If at any time any Lender is also an Agent hereunder, then, with respect to its Commitment, the Advances made by it and the Promissory Note issued to it, such Lender shall have the same rights, powers, obligations and duties under this Agreement as any other Lender and may exercise the same as though it were not an Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include such Lender in its individual capacity. If at any time any Lender is also an Agent hereunder, such Lender and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Borrowers, any of their Affiliates, and any Person who may do business with or own securities of the Borrowers or any

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                                       53
of their Affiliates, all as if such Lender were not an Agent and without any duty to account therefor to the Lenders.

      8.07. COMPENSATION OF AGENTS. Each Agent shall be entitled to certain compensation for its services as follows:

            (a) The Borrowers shall pay the Administrative Agent quarterly in advance for each calendar quarter an Administrative Agent fee dependent upon the Pricing Tier of the Borrowers for such calendar quarter, as follows:

  Pricing Tier 1            $  7,500 per calendar quarter
  Pricing Tier 2            $  7,500 per calendar quarter
  Pricing Tier 3            $  7,500 per calendar quarter
  Pricing Tier 4            $10,000 per calendar quarter
  Pricing Tier 5            $12,500 per calendar quarter

            (b) For every month that the Collateral Agent conducts an inspection, the Lenders will pay the Collateral Agent a fee of five hundred dollars ($500) plus fifty-two dollars ($52) per location inspected, other than the Company's headquarters location, and two dollars ($2) for each Unit inspected in the manner contemplated by Section 8.01(b). The Collateral Agent will bill the Administrative Agent on a quarterly basis for such services and the Administrative Agent then will bill each Lender its Pro Rata Percentage of such charges.

            (c) The Borrowers will pay the Collateral Agent a fee of seven hundred fifty dollars ($750) per day plus out of pocket expenses for (1) the Field Audits contemplated by Section 8.01(b)(4), and (2) any additional Field Audits that the Required Lenders, in their reasonable discretion, deem it necessary for the Collateral Agent to conduct on behalf of the Lenders at the Company's headquarters.

            (d) In consideration of the services performed or to be performed by BOA in its capacity as Collateral Agent and Documentation Agent, the Borrowers will pay BOA annually in advance a single fee of five thousand dollars ($5,000), with the first such annual payment to be paid at the closing of the transactions contemplated by this Agreement. The Documentation Agent shall have no further duties and shall perform no other services after the closing of the transactions contemplated by this Agreement, so all payments subsequent to the payment made at the closing of the transactions contemplated by this Agreement shall be solely in respect of service as the Collateral Agent.

      8.08. SUCCESSOR AGENTS. An Agent may resign at any time by giving at least thirty (30) days' prior written notice thereof to the Lenders and the Borrowers and may be removed at any time with or without cause by all of the Lenders other than the Lender being removed. Upon any such resignation or removal, all of the Lenders (other than any Lender that has been removed as an Agent) and the Borrowers, if not then in material Default, shall have the right to appoint a successor Agent. If an Agent is being removed, the notice of removal shall include the designation of a successor Agent approved by the other Lenders and by the Borrowers if the Borrowers are not then in material Default. If an Agent shall have given notice of its resignation

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                                       54
and within thirty (30) days after the giving of such notice no successor Agent shall have been so appointed by the other Lenders and the Borrowers (or solely by the other Lenders if the Borrowers are then in material Default) and shall have accepted such appointment, then the retiring Agent may, on behalf of both the Lenders and the Borrowers appoint a successor Agent to such Agent's capacity. In no event shall the term of any Agent end until the successor Agent has been appointed and shall have accepted such appointment. Any successor Agent shall be one of the Lenders or a financial institution organized under the Laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, in either case having a combined capital and surplus of at least five hundred million dollars ($500,000,000) or being a wholly owned subsidiary of a financial institution that on a consolidated basis has combined capital and surplus of at least five hundred million dollars ($500,000,000). Upon the successor Agent's acceptance of any appointment as an Agent hereunder, such successor Agent shall be entitled to receive from the retiring or removed Agent such documents of transfer and assignment as such successor Agent reasonably may request, and thereupon shall succeed to and become vested with all rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from its duties and obligations under this Agreement. After any Agent's resignation or removal hereunder as an Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.

                                   ARTICLE IX

                                  MISCELLANEOUS

      9.01. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of any Loan Documents, nor consent to any departure by any Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders, or if so provided in this Agreement, by the Administrative Agent or the Collateral Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. In the cases of any actions specified in clauses (a) through (h) of the definition of "Required Lenders" and in any other case in which this Agreement prescribes approval by all Lenders, no approval, waiver, consent, or amendment shall be deemed given by the Lenders unless all of the Lenders shall have approved such actions.

      9.02. NOTICES. Unless otherwise provided herein, all notices, demands and other communications under the Loan Documents shall be in writing and shall be personally delivered, or sent by facsimile, national overnight courier service, or certified mail (postage prepaid), to the following addresses:

            (a)   If to Borrowers:

                  MarineMax, Inc.
                  18167 U.S. 19 North, Suite 300
                  Clearwater, Florida  33764
                  Attention:  Michael McLamb
                  Fax: (727) 531-0123

                                                                Credit Agreement
            with a copy to:

                  Robert S. Kant, Esq.
                  Greenberg Traurig, LLP
                  2375 East Camelback Road
                  Suite 700
                  Phoenix, Arizona 85016
                  Fax: (602) 445-8100

            (b)   If to KeyBank as the Administrative Agent or a Lender:

                  KeyBank National Association
                  800 Superior Avenue, 9th Floor
                  Mail Code OH-01-02-0920
                  Cleveland, Ohio 44144
                  Fax: (216) 272-7336
                  Attn: Kevin P. von Busch
                  Senior Vice President

            with a copy to:

                  Forrest Stanley, Esq.
                  Sr. Vice Pres. & Assoc. General Counsel
                  Mail Code OH-01-27-0200
                  KeyBank National Association
                  127 Public Square
                  Cleveland, Ohio 44144
                  Fax: (216) 689-4107

            (c)   If to BOA as the Collateral Agent or as a Lender:

                  Bank of America, N.A., successor by merger to Banc of America Specialty Finance, Inc.
                  1355 Windward Concourse
                  Mail Code GA7-903-04-21
                  Alpharetta, GA 30005
                  Fax: (678) 339-9513
                  Attn: John Burns
                        Vice President

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                                       56
            with a copy to:

                  John D. Evans, Jr., Esq.
                  Bank of America Corporation
                  9000 Southside Blvd.
                  Building 100, 7th Floor
                  Jacksonville, Florida  32256
                  Fax:  (904) 464-5048

            (d)   If to GE Commercial:

                  GE Commercial Distribution Finance Corporation
                  5595 Trillium Boulevard
                  Hoffman, Estates, Illinois 60192
                  Fax: (847) 747-7461
                  Attn: Michelle Rice

            with a copy to:

                  GE Commercial Distribution Finance Corporation
                  5595 Trillium Boulevard
                  Hoffman, Estates, Illinois 60192
                  Fax: (847) 747-7455
                  Attn: General Counsel

            (e)   If to National City Bank:

                  National City Bank
                  1900 East 9th Street
                  Locator 01-2052
                  Cleveland Ohio 44114
                  Fax: (216) 222-2325
                  Attn: Alan M. Zang
                  Senior Vice President

            with a copy to:

                  General Counsel
                  National City Bank
                  1900 East 9th Street
                  Locator 01-2174
                  Cleveland, Ohio 44114
                  Fax: (216) 222-9219
                  Attn: Lucile G. Weingartner, Esq.

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                                       57
or to such other address as any party shall hereafter designate in written notice to the other party. All notices, demands and other communications will be effective when so personally delivered or sent by facsimile, one (1) Business Day after being sent by national overnight courier service, or five (5) days after being so mailed; provided, however, that notices to the Lenders pursuant to Article II hereof shall only be effective when received.

      9.03. PARTIES IN INTEREST. The Loan Documents shall bind and inure to the benefit of the parties hereto, and their successors and assigns. The Borrowers may not assign or transfer any of their Rights or obligations hereunder (whether voluntarily or by operation of Law), without the prior written consent of all of the Lenders. Lenders may assign or participate their rights and obligations under this Agreement as provided in Section 9.04.

      9.04. ASSIGNMENTS AND PARTICIPATIONS.

            (a) Assignments. No Lender shall have the right to assign its interest in the Advances or the Commitment; provided, however, that any Lender may at any time, without the consent of the Borrowers or the other Lenders, assign all, but not less than all, of its Advances and Commitments to one or more Affiliates. Although the assignees under this Section shall become Lenders, no such assignment to Affiliates shall relieve the assigning Lender of its obligations under this Agreement.

            (b)   Participations.

                  (1) Any Lender may at any time, without the consent of the Borrowers or the other Lenders, sell or otherwise transfer to one or more of its Affiliates all or any part of its participating interests in any of the Advances, Commitments, or other interests of such Lender hereunder.

                  (2) Any Lender may at any time, with the consent of the Company, which shall not be unreasonably withheld, sell to one or more commercial banks, finance companies, funds, or other Persons that are not Affiliates of the Lender, participating interests in any of the Advances, Commitments, or other interests of such Lender hereunder; provided, however, that:

                        (A) the amount of the participating interest sold to such Person that is not an Affiliate of the Lender shall not exceed thirty percent (30%) of such Lender's Pro Rata Percentage of the Commitment;

                        (B) unless otherwise agreed by all of the Lenders, any Lender that serves as the Administrative Agent or the Collateral Agent must hold for its own account, net of any such approved participations to Persons other than Affiliates, at least twenty five percent (25%) of the aggregate Advances and Commitment under this Agreement.

                  (3) No participation contemplated in this Section 9.04 shall relieve such Lender from its Commitments or its other obligations hereunder or under any other

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                                       58

      Loan Document. Such Lender shall remain solely responsible for the performance of its Commitments and such other obligations.

                  (4) The Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents and shall not deal with the Person (whether or not an Affiliate of the Lender) purchasing or otherwise acquiring such participation (a "Participant"); and

                  (5) No Participant shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, agree to extend the due date of any Advances under this Agreement.

      9.05 ADDITION OF LENDERS. If the Borrowers shall request an increase in the Commitment Amount and all of the existing Lenders approve the increase of the Commitment Amount but do not want to commit for such increase for their own accounts, then, with the approval of all Lenders, new Lenders may be admitted under this Agreement. The aggregate amount of the Commitments of such new Lenders shall not exceed the lesser of (a) the addition to the Commitment Amount, or (b) the portion of the addition to the Commitment Amount that the existing Lenders do not want to take for their own accounts. At the time when any such new Lenders are added, each existing Lender shall assign to the Lenders a portion of its outstanding Advances that shall result in the new Lender's having a portion of the outstanding Advances that is the same as its Pro Rata Percentage of the Commitment Amount, as increased.

      9.06 REPLACEMENT OF LENDERS.

            (a) If any Lender defaults in the performance of its obligations under this Agreement, the Borrowers, with the consent of all of the Lenders other than the defaulting Lender, shall have the right to replace the defaulting Lender.

            (b) If the Borrowers (if not in material Default) and all of the other Lenders shall desire to replace any Lender, they may, upon thirty (30) days prior written notice to the Lender and with or without cause, replace such Lender with another Lender selected and approved by the Borrowers (if not in material Default) and all such other Lenders and named in such notice to the Lender being replaced. If such replacement shall occur prior to the first anniversary of the date of this Agreement, the Borrowers, if they shall have supported such replacement, or the other Lenders (based on their respective Pro Rata Percentages, but calculated as hereinafter provided), if the Borrowers shall not have supported such replacement (by virtue of the fact that the Borrowers were in material Default) shall pay to the replaced Lender a Commitment Reduction Fee from the effective date of such Lender's replacement to the first anniversary of the date of this Agreement on the full amount of such replaced Lender's Pro Rata Percentage of the Commitment. In addition, the Borrowers, if they shall have supported such replacement, or the other Lenders (based on their respective Pro Rata Percentages, but calculated as hereinafter provided), if the Borrowers shall not have supported such replacement (by virtue of

                                                                Credit Agreement
the fact that the Borrowers were in material Default) shall pay to the replaced Lender all costs, expenses, and reasonable attorneys' fees that the replaced Lender incurs in connection with assigning to the replacement Lender without recourse its interests as a Lender under the Loan Documents. Any payments required to be made by the other Lenders to the replaced Lender shall be apportioned among the other Lenders based on their respective Pro Rata Percentages, so that each other Lender's share of the amounts payable by the Lenders under this Section shall equal that fraction of the total of which (1) the numerator is such other Lender's Pro Rata Percentage, and (2) the denominator is the total Pro Rata Percentages of all such other Lenders.

            (c) If any Lender replaced under this Section shall have been an Agent (other than the Documentation Agent, which has no duties after the date of this Agreement), then such Agent shall be deemed removed at the effective date of such Lender's replacement, and the procedure for selection of a successor Agent shall be as set forth in Section 8.08 of this Agreement.

      9.07. COSTS, EXPENSES AND TAXES.

            (a) Expenses for Initial Closing. The expenses for the documentation and closing of the transaction contemplated hereby shall be borne as follows:

                  (1) the legal fees and expenses of counsel to the Documentation Agent will be payable by the Borrowers.

                  (2) Except for the Documentation Agent, each party which chooses to engage counsel on its own behalf in connection with the documentation and closing of the transactions contemplated by this Agreement shall be responsible for its own legal expenses.

                  (3) Travel expenses associated with closing and due diligence are for the account of each individual Lender.

            (b) Other Expenses. Other expenses incurred in connection with the transactions contemplated by this Agreement or the other Loan Documents shall be borne as follows:

                  (1)   Borrowers, jointly and severally, agree to pay on demand
      (A) all costs and expenses (including reasonable attorneys' fees) of the Administrative Agent or the Collateral Agent in connection with any extension, modification, waiver or release of any Loan Documents or any Collateral, and (B) all costs and expenses of the Lenders incurred in any work-out or enforcement of any Loan Documents, including reasonable attorneys' fees and the costs and expenses of environmental or other consultants.

                  (2) Borrowers shall pay any stamp, debt, recordation, withholding and other Taxes payable in connection with any Loan Documents or payments thereunder (other than Taxes on the overall net income of any Lender), and agrees to save the Lenders harmless from and against all liabilities relating to any Taxes.

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                                       60

All payments by Borrowers shall be made free and clear of and without deduction for any Taxes of any nature now or hereafter existing.

      9.08. INDEMNIFICATION BY BORROWERS. BORROWERS, JOINTLY AND SEVERALLY, AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS LENDERS, THEIR AFFILIATES, AND ALL OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS, ATTORNEYS AND ASSIGNS, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY OF THEM IN ANY WAY RELATING TO OR ARISING OUT OF ANY LOAN DOCUMENTS, ANY TRANSACTION RELATED HERETO OR THERETO, OR ANY ACT, OMISSION OR TRANSACTION OF THE BORROWERS OR ANY OF THEIR AFFILIATES, OR ANY OF THEIR DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR REPRESENTATIVES; PROVIDED, HOWEVER, THAT BORROWERS SHALL NOT INDEMNIFY, DEFEND AND HOLD HARMLESS ANY INDEMNIFIED PERSON FOR LOSSES OR DAMAGES THAT BORROWERS PROVE WERE CAUSED BY SUCH PERSON'S WILLFUL MISCONDUCT, GROSS NEGLIGENCE OR OTHER NEGLIGENCE. THE LENDERS SHALL NOT BE LIABLE TO THE BORROWERS FOR ANY CONSEQUENTIAL DAMAGES. This indemnity shall survive repayment of the Obligations to the Lenders.

      9.09. HAZARDOUS WASTE INDEMNIFICATION. The Borrowers, jointly and severally, shall indemnify and hold harmless the Lenders, their Affiliates, and all of their directors, officers, employees, representatives, agents, successors, attorneys and assigns, from and against any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the use, generation, manufacture, treatment, production, storage, release, threatened release, discharge, disposal or presence of any Hazardous Materials on, under or about the Borrowers' real property or operations or real property leased to the Borrowers, including but not limited to attorneys' fees (including the reasonable estimate of the allocated cost of in-house counsel and staff). This indemnity shall survive repayment of the Obligations to the Lenders.

      9.10. DISCLAIMER OF WARRANTY. BORROWERS ACKNOWLEDGE THAT LENDERS HAVE MADE NO EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO ANY INVENTORY OR OTHER COLLATERAL, INCLUDING ANY WARRANTY OF MERCHANTABILITY. BORROWERS IRREVOCABLY WAIVE ANY CLAIMS AGAINST LENDERS WITH RESPECT TO THE INVENTORY AND OTHER COLLATERAL WHETHER FOR BREACH OF WARRANTY OR OTHERWISE. Any such claims shall not alter, diminish or otherwise impair Borrowers' liabilities or obligations to the Lenders under the Loan Documents. The Lenders do not assume any obligations of Borrowers relating to the Inventory, any Accounts, any contract obligations, or any other obligations or duties arising from the Collateral.

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                                       61

      9.11. RATE PROVISION. It is not the intention of any party to any Loan Document to make an agreement violative of the Laws of any applicable jurisdiction relating to usury. In no event shall Borrowers be obligated to pay any amount in excess of the maximum amount of interest permitted under applicable Law. If from any circumstance any Lender ever shall receive anything of value deemed excess interest under applicable Law, an amount equal to such excess shall be applied to the reduction of the principal amount of outstanding Advances and any remainder shall be refunded to the payor.

      9.12. SEVERABILITY; COUNTERPARTS. If any provision of any Loan Documents is held to be illegal, invalid or unenforceable under present or future Laws during the term thereof, such provision shall be fully severable, and the Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof. This Agreement and the other Loan Documents may be executed in any number of counterparts.

      9.13. GOVERNING LAW. This Agreement and the other Loan Documents shall be governed by and construed in accordance with the Laws of the State of Georgia. The state and federal courts located in Atlanta, Georgia, including the U.S. District Court for the Northern District of Georgia, shall have jurisdiction to determine any claim or dispute pertaining to this Agreement. The parties expressly submit and consent to such jurisdiction, and waive any claim of inconvenient forum.

      9.14. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY THE LAWS OF ANY FORUM STATE, THE PARTIES HERETO WAIVE ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY RELATED MATTERS.

      9.15. ENTIRE AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THIS AGREEMENT AND THE EXHIBITS HERETO SUPERSEDE THE ORIGINAL AGREEMENT AND THE CORRESPONDING EXHIBITS THERETO, AND THE PROMISSORY NOTES BEING DELIVERED UNDER THIS AGREEMENT SUPERSEDE ALL OLD PROMISSORY NOTES HERETOFORE EXECUTED AND DELIVERED. ALL OTHER EXISTING LOAN DOCUMENTS NOT SPECIFICALLY SUPERSEDED SHALL REMAIN IN FULL FORCE AND EFFECT EXCEPT TO THE EXTENT THAT SUCH LOAN DOCUMENTS ARE INCONSISTENT WITH THIS AGREEMENT, THE EXHIBITS HERETO, OR THE NEW PROMISSORY NO TES BEING DELIVERED HEREUNDER. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                                                                Credit Agreement

      IN WITNESS WHEREOF, this Amended and Restated Credit and Security Agreement has been executed and delivered by the parties as of the day and year first above written. Insert here

                               "BORROWERS"

                               MARINEMAX, INC., a Delaware corporation

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Executive Vice President and Chief Financial
                                  Officer

                               MARINEMAX OF SOUTHEAST FLORIDA,
                               LLC, a Delaware limited liability company

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Manager

                               MARINEMAX OF MINNESOTA, INC., a
                               Minnesota corporation

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  President

                               MARINEMAX OF SOUTHWEST FLORIDA,
                               LLC, a Delaware limited liability company

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Manager

                               MARINEMAX OF CENTRAL FLORIDA,
                               LLC, a Delaware limited liability company

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Manager

                                                                Credit Agreement

                               MARINEMAX OF SARASOTA, LLC, a
                               Delaware limited liability company

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Manager

                               MARINEMAX OF CALIFORNIA, INC., a
                               California corporation

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Assistant Vice President

                               MARINEMAX OF ARIZONA, INC., an Arizona
                               corporation

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Vice President

                               MARINEMAX MIDATLANTIC, LP, a Delaware
                               limited partnership

                               By: MarineMax New Jersey GP, Inc., its general partner

                                        By: /s/ Michael H. McLamb
                                           _______________________
                                           Michael H. McLamb
                                           Vice President

                                                                Credit Agreement

                               MARINEMAX MOTOR YACHTS, LLC, a
                               Delaware limited liability company

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Manager

                               MARINEMAX OF LAS VEGAS, INC., a
                               Delaware corporation

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Vice President

                               MARINEMAX OF NORTH CAROLINA, INC.,
                               a North Carolina corporation

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Vice President

                               MARINEMAX OF OHIO, INC., a Delaware
                               corporation

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Vice President

                               MARINEMAX OF UTAH, INC., a Delaware
                               corporation

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Vice President

                                                                Credit Agreement

                               MARINEMAX TX, L.P., a Texas limited
                               partnership

                               By: Dumas GP, L.L.C., its general partner

                               By: 11502 Dumas, Inc., its sole member

                                        By: /s/ Kurt M. Frahn
                                           _______________________
                                           Kurt M. Frahn
                                           Secretary

                               MARINEMAX OF GEORGIA, INC., a Georgia
                               corporation

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Vice President

                               BASSETT BOAT COMPANY, a Florida
                               corporation

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Vice President

                               BASSETT REALTY, L.L.C., a Delaware limited liability company

                               By: MarineMax, Inc., its sole member

                                        By: /s/ Michael H. McLamb
                                           _______________________
                                           Michael H. McLamb
                                           Executive Vice President and Chief
                                           Financial Officer

                                                                Credit Agreement

                               C & N MARINE REALTY, L.L.C., a Delaware
                               limited liability company

                               By: MarineMax, Inc., its sole member

                                        By: /s/ Michael H. McLamb
                                           _______________________
                                           Michael H. McLamb
                                           Executive Vice President and Chief
                                           Financial Officer

                               GULFWIND SOUTH REALTY, L.L.C., a
                               Delaware limited liability company

                               By: MarineMax, Inc., its sole member

                                        By: /s/ Michael H. McLamb
                                           _______________________
                                           Michael H. McLamb
                                           Executive Vice President and Chief
                                           Financial Officer

                               HARRISON'S REALTY, L.L.C., a Delaware
                               limited liability company

                               By: MarineMax, Inc., its sole member

                                        By: /s/ Michael H. McLamb
                                           _______________________
                                           Michael H. McLamb
                                           Executive Vice President and Chief
                                           Financial Officer

                               HARRISON'S REALTY CALIFORNIA, L.L.C.,
                               a Delaware limited liability company

                               By: MarineMax, Inc., its sole member

                                        By: /s/ Michael H. McLamb
                                           _______________________
                                           Michael H. McLamb
                                           Executive Vice President and Chief
                                           Financial Officer

                                                                Credit Agreement

                               MARINA DRIVE REALTY I, L.L.C., a
                               Delaware limited liability company

                               By: MarineMax, Inc., its sole member

                                        By: /s/ Michael H. McLamb
                                           _______________________
                                           Michael H. McLamb
                                           Executive Vice President and Chief
                                           Financial Officer

                               MARINA DRIVE REALTY II, L.L.C., a
                               Delaware limited liability company

                               By: MarineMax, Inc., its sole member

                                        By: /s/ Michael H. McLamb
                                           _______________________
                                           Michael H. McLamb
                                           Executive Vice President and Chief
                                           Financial Officer

                               WALKER MARINA REALTY, L.L.C., a
                               Delaware limited liability company

                               By:  MarineMax, Inc., its sole member

                                        By: /s/ Michael H. McLamb
                                           _______________________
                                           Michael H. McLamb
                                           Executive Vice President and Chief
                                           Financial Officer

                                                                Credit Agreement

                               DUMAS GP, L.L.C., a Delaware limited liability company

                               By: 11502 Dumas, Inc., its sole member

                                        By: /s/ Kurt M. Frahn
                                            -----------------------
                                            Kurt M. Frahn
                                            Secretary

                               MARINEMAX NEW JERSEY GP, INC., a
                               Delaware corporation

                               By: /s/ Michael H. McLamb
                                   --------------------------------
                                   Michael H. McLamb
                                   Vice President

                               MARINEMAX NJ PARTNERS, INC., a
                               Delaware corporation

                               By: /s/ Michael H. McLamb
                                   --------------------------------
                                   Michael H. McLamb
                                   Vice President

                               MARINEMAX OF NEW JERSEY HOLDINGS,
                               INC., a Delaware corporation

                               By: /s/ Michael H. McLamb
                                   --------------------------------
                                   Michael H. McLamb
                                   Vice President

                                                                Credit Agreement

                               MMX GP, LLC, a Delaware limited liability company

                               By: /s/ Kurt M. Frahn
                                   -------------------------------
                                  Kurt M. Frahn
                                  Authorized Representative

                               MMX HOLDINGS, LLC, a Delaware limited
                               liability company

                               By: /s/ Kurt M. Frahn
                                   -------------------------------
                                   Kurt M. Frahn
                                   Authorized Representative

                               MMX INTERESTS, LLC, a Delaware limited
                               liability company

                               By: /s/ Kurt M. Frahn
                                   -------------------------------
                                   Kurt M. Frahn
                                   Authorized Representative

                               MMX MEMBER, INC., a Delaware corporation

                               By: /s/ Kurt M. Frahn
                                   -------------------------------
                                   Kurt M. Frahn
                                   Authorized Representative

                               MMX PARTNERS, INC., a Delaware corporation

                               By: /s/ Kurt M. Frahn
                                   -------------------------------
                                   Kurt M. Frahn
                                   Authorized Representative

                                                                Credit Agreement

                               MMX VENTURES, LP, a Delaware limited
                               partnership

                               By: MMX GP, LLC, its general partner

                                        By: /s/ Kurt M. Frahn
                                           _______________________
                                           Kurt M. Frahn
                                           Authorized Representative

                               11502 DUMAS, INC., a Nevada corporation

                               By: /s/ Kurt M. Frahn
                                  ________________________________
                                  Kurt M. Frahn
                                  Secretary

                               DUMAS GP, INC., a Nevada  corporation

                               By: /s/ Kurt M. Frahn
                                  ________________________________
                                  Kurt M. Frahn
                                  Secretary

                               NEWCOAST FINANCIAL SERVICES, INC., a
                               Delaware corporation

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Vice President

                               MARINEMAX SERVICES, INC., a Delaware
                               corporation

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Vice President

                                                                Credit Agreement

                               MARINEMAX U.S.A., INC., a Nevada
                               corporation

                               By: /s/ Kurt M. Frahn
                                  ________________________________
                                  Kurt M. Frahn
                                  Secretary

                               DELAWARE AVLEASE, LLC, a Delaware
                               limited liability company

                               By: /s/ Kurt M. Frahn
                                  ________________________________
                                  Kurt M. Frahn
                                  Authorized Representative

                               MARINEMAX OF COLORADO, INC., a
                               Delaware corporation

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Vice President

                               MARINEMAX INTERNATIONAL, LLC, a
                               Delaware limited liability company

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Manager

                               BOATING GEAR CENTER, INC., a Delaware
                               corporation

                               By: /s/ Michael H. McLamb
                                  ________________________________
                                  Michael H. McLamb
                                  Vice President

                                                                Credit Agreement

                               "LENDERS"

                               KEYBANK NATIONAL ASSOCIATION

                               By: /s/ Kevin P. von Busch
                                  ________________________________
                                  Name: Kevin P. von Busch
                                       ___________________________
                                  Title: SVP
                                        __________________________

                               BANK OF AMERICA, N.A., successor by merger to Banc of America Specialty Finance, Inc.

                               By: /s/ L. Ransom Burts
                                  ________________________________
                                  Name: L. Ransom Burts
                                       ___________________________
                                  Title: Sr. Vice President
                                        __________________________

                               GE COMMERCIAL DISTRIBUTION
                               FINANCE CORPORATION, a Delaware
                               corporation

                               By: /s/ Christopher C. Meals
                                  ________________________________
                                  Name: Christopher C. Meals
                                       ___________________________
                                  Title: Executive Vice President
                                        __________________________

                               NATIONAL CITY BANK, a national banking
                               association

                               By: /s/ Peter G. Shaw
                                  ________________________________
                                  Name: Peter G. Shaw
                                       ___________________________
                                  Title: AVP
                                        __________________________

                                                                Credit Agreement

                               "ADMINISTRATIVE AGENT"

                               KEYBANK NATIONAL ASSOCIATION

                               By: /s/ Brian T. McDevitt
                                  ________________________________
                                  Name: Brian T. McDevitt
                                       ___________________________
                                  Title: Vice President
                                        __________________________

                               "COLLATERAL AGENT" AND
                               "DOCUMENTATION AGENT"

                               BANK OF AMERICA, N.A., successor by merger to Banc of America Specialty Finance, Inc.

                               By: /s/ L. Ransom Burts
                                  ________________________________
                                  Name: L. Ransom Burts
                                       ___________________________
                                  Title: Sr. Vice President
                                        __________________________

                                                                Credit Agreement